SmartETFs

Prospectus Dated May 1, 2023

SmartETFs Advertising & Marketing Technology ETF

Exchange: NYSE Arca

Ticker: MRAD

SmartETFs Asia Pacific Dividend Builder ETF

Exchange: NYSE Arca

Ticker: ADIV

SmartETFs Dividend Builder ETF

Exchange: NYSE Arca

Ticker: DIVS

SmartETFs Smart Transportation & Technology ETF

Exchange: NYSE Arca

Ticker: MOTO

SmartETFs Sustainable Energy II ETF

Exchange: NYSE Arca

Ticker: SOLR

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY SECTIONS

These important sections summarize each Fund’s investments, risks, fees and past performance.

SUMMARY SECTION	3
SmartETFs Advertising & Marketing Technology	3
SmartETFs Asia Pacific Dividend Builder ETF	17
SmartETFs Dividend Builder ETF	28
SmartETFs Smart Transportation & Technology ETF	38
SmartETFs Sustainable Energy II ETF	52
MORE ABOUT EACH FUND’S INVESTMENT STRATEGIES AND RISKS	63
SmartETFs Advertising & Marketing Technology ETF	63
SmartETFs Asia Pacific Dividend Builder ETF	68
SmartETFs Dividend Builder ETF	69
SmartETFs Smart Transportation & Technology ETF	71
SmartETFs Sustainable Energy II ETF	85
MANAGEMENT OF THE FUNDS	88
Investment Adviser	88
Distribution Plan & Payments to Dealers	91
SHAREHOLDER INFORMATION	91
How to Purchase, Exchange, and Sell Shares	91
Pricing Fund Shares	93
Distributions and Taxes	93
FINANCIAL HIGHLIGHTS	96
SmartETFs Advertising & Marketing Technology ETF	96
SmartETFs Dividend Builder ETF	98
SmartETFs Asia Pacific Dividend Builder ETF	99
SmartETFs Smart Transportation & Technology ETF	101
SmartETFs Sustainable Energy II ETF	102
NOTICE	103

SUMMARY SECTION

SmartETFs Advertising & Marketing Technology

Investment Objective

SmartETFs Advertising & Marketing Technology ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Advertising & Marketing Technology ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	6.83%
Total Annual Fund Operating Expense:	7.51%
Fee Waiver/Expense Reimbursement:[1]	-6.83%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[1]	0.68%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.68% through June 30, 2026. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Advertising & Marketing Technology ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$1,880	$5,685

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, may affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 22.10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of domestic or foreign companies across multiple sectors that the Adviser considers to be Advertising or Marketing Technology companies, which are companies that have significant exposure to the development, production or deployment of advertising or marketing services, especially in ways that are related to digital media or in ways that make advertising or marketing activities more tailored or efficient in reaching a specific demographic, and which are defined below. Advertising and Marketing Technology are thematic concepts. The Fund is actively managed, meaning that the Adviser will select the Fund’s holdings based on its judgment and analysis of a company’s activities.

The Adviser believes that “Advertising” and “Marketing Technology” companies are companies that engage in businesses that fall within the following scope:

●	Advertising companies are companies that engage in advertising-related activities, which means using communications to sell products or services. Advertising-related activities includes:

○	The placement, sale or publication of advertisements, including digital, print, broadcast and “out of home” media (advertising that reaches consumers while they are outside their home);

○	The development of advertising and public relations services, strategies and creative assets (including designing, creating or producing advertisements), and systems or platforms that deliver advertising (such as streaming services or other technology-based applications or platforms), as well as programmatic advertising platforms; or

○	The placement or distribution of advertisements through various platforms or exchanges, including on social media applications as well as through public relations programs or promotional activities and events.

Advertising companies could include companies that engage through traditional media (newspapers, magazines, radio or television) or through new media (internet, streaming, gaming, social media or other applications including music streaming), and could also include companies that are making advertising more efficient in delivering content (including educational content) to larger or more targeted groups of consumers.

The Adviser considers a company to be in the advertising business if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, advertising-related activities.

●	Marketing Technology companies are companies that use technology or technology solutions to deliver marketing services or make marketing activities more efficient. The products and services delivered by Marketing Technology companies could include:

○	Traditional or non-traditional media companies and marketing agencies that offer advertising clients the ability to use technology for advanced or tailored targeting of communications to customers or potential customers;

○	Customer relations, and customer relationship management platforms, including software for sales automation, customization and app integration;

○	Marketing and customer/consumer data, and analytical assessments of that data, including customer identification and tracking;

○	Web-based marketing information and email services and technologies;

○	Products and services used to develop and distribute marketing and advertising assets (including creative assets such as advertisements, photographs or videos, digital or non-digital) as well as programmatic advertising platforms or marketing automation platforms including email automation and analysis;

○	Security, data security and authentication services used on websites; and

○	Products and services designed to improve customer experiences, whether online, in-store, or by telephone, in connection with targeted marketing arrangements.

Marketing Technology companies could also include companies that provide products, platforms or services that allow marketers to assess or improve the results of their advertising or marketing activities by using technology, software (including automation programs), data and customer insights (including data and customer insights derived from non-marketing or advertising activities).

The Adviser considers a company to be in the Marketing Technology business if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, marketing technology related activities; or if it derives more than 50% of its revenues, income or profits from, or devotes more than 50% of its assets to, producing or distributing technology-based products or services used by advertising and marketing companies.

At all times, the Fund will invest at least 15% of its assets in Advertising companies and at least 15% of its assets in Marketing Technology companies.

The Fund may invest up to 20% of its assets in companies that do not fall within these categorizations. All of the Fund’s investments will be related to Advertising or Marketing Technology. Some of the companies in which the Fund will invest will be companies that do not meet the 50% tests described above, but offer a product or service that improves advertising or marketing. The Fund treats these companies as being within this 20% basket.

The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in Advertising and Marketing Technology companies (as defined above), and these companies may fall into the following industry groups: telecommunications services, media and entertainment, information technology services, software services and commercial and professional services. A downturn in companies in any of these industry groups would have a larger impact on the Fund than on a fund that does not concentrate in Advertising and Marketing Technology companies.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in US companies and in companies economically tied to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria), and there is no specific allocation of investments to US issuers or non-US issuers. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold around 30 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings or as many as 75 holdings. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own research and evaluation process. In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand the company’s business model, valuation and potential for return. In determining whether a company is an Advertising or Marketing Technology company, the Adviser considers the company’s public statements about its activities, including regulatory filings (reflecting profits, revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), cash flow and assets), as well as third-party industry assessments of products and services that the company delivers and the role of those products or services in the types of advertising-related or marketing-related activities described above. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies and may invest in companies in developed markets and emerging markets outside the United States, including companies economically tied to countries in the Asia Pacific region, primarily China and Japan, but potentially, also, Hong Kong or Australia. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in equity securities of companies, wherever located, that are engaged in advertising and marketing activities that are enhanced by technology.

Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money by investing in shares of SmartETFs Advertising & Marketing Technology ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in Shares of this Fund.

Risks of Investing in Funds Investing in the Marketing Technology Sector

The following risks apply to investments in Advertising and Marketing Technology companies:

●	Advertising and Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly. These risks could adversely affect the value of companies in which the Fund invests.

●	Communications Services Sector Risk. The Fund will invest in companies that are closely aligned to communications services, and these companies may be more vulnerable to product development cycles including obsolescence than other companies that are not as reliant upon digital and technological advancements and social media trends. Communications services companies can face rapid development and deployment of competitive innovations and products, some of which may be designed to “disrupt” established communication channels. These companies may also face competition, enhanced research and development costs (including platform access costs), risks of government regulation, as well as data security and privacy concerns. Domestic and international demand for advertising and marketing technology can change rapidly and without notice. These companies may also face increased risks of security breaches which may be aimed at enterprise data or customer/consumer data, the theft of which could expose a company to business losses as well as fines or other monetary consequences. These risks apply to the communications services sector as a whole and to individual companies within this sector.

●

Information Technology Sector Risk. The Fund will invest in companies in the information technology sector, and these companies may be more sensitive to product development cycles, obsolescence, consumer tastes and trends and government interventions such as regulation and taxation. These companies may face obstacles in development and deployment of software, including limitations or threats of limitations by governments and regulators. Companies in the information technology sector face potential obsolescence due to rapid technology evolution, new product introductions, and changes in consumer tastes and trends, which can be impacted by social and political developments. Information technology companies could be adversely impacted if there is a loss of access to patented intellectual property necessary to operate their products. The Fund could lose money if a company in its portfolio is adversely affected by one of these risks.

●	Industry Concentration Risk. The Fund concentrates in securities of issuers that are Advertising and Marketing Technology companies, as determined by the Adviser. Some of these companies fall into industry groups as identified by general industry classification systems. To the extent the Fund’s investments fall within these industry groups, the Fund may be more susceptible to loss due to adverse outcomes affecting that industry group than a fund that does not have the same investment exposure. The Fund invests in securities of companies that could be within the following industry groups: media and entertainment, software services and commercial/professional services industries. A downturn in companies in these industry groups would have a larger impact on the Fund than on a fund that does not focus its investments in companies involved in a specific business segment.

○   Media & Entertainment Industry Risk. Companies in the media and entertainment industry are susceptible to risks due to competition, especially in product formation and delivery, but also due to new technologies, product obsolescence or saturation, cyclical development, revenue and income streams, changes in consumer tastes, potential for increases in regulation and taxation and the potential for significant volatility due to changes in consumers discretionary income.

○   Software Services Industry Risk. Companies that develop and implement software used in advertising and market can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and technology risk.

○  Commercial/Professional Services Industry Risk. Companies that provide commercial or professional services can face risks associated with decline in the markets for their services which may be accelerated during global economic crises. These companies may face competition for talent and face risks associated with technology applications that rely upon new skills sets for deployment and operations, as well as workforce reductions or replenishment due to information technology applications that use artificial intelligence and machine learning software.

●	Technology Risk. Companies in the Fund’s portfolio and firms that support the products or services used by or delivered by Advertising or Marketing Technology firms, such as software, grids and networks, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which is subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which Advertising or Marketing Technology or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved including, networks, grids, infrastructure or services related to marketing technology could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

●	Cybersecurity Risk. Technologies created or deployed for Advertising or Marketing Technology may be subject to greater cybersecurity risk than other companies because they are generally designed to interact with data about or from consumers, which may be desirable targets or which may become more heavily regulated. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages and to theft of data. A cybersecurity event affecting an Advertising or Marketing Technology company could cause results in claims for loss or injury in multiple jurisdictions.

●	Product Risk. Companies creating products and technologies for Advertising or Marketing Technology face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the technology sector, which could make their securities less desirable.

●	Product Regulation Risk. Advertising and Marketing Technology companies may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be or become subject to domestic or foreign regulatory regimes governing consumer privacy, data storage or transfer, or automation. Limitations on applications for Advertising or Marketing Technology could adversely affect the value of companies in which the Fund invests.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.
●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●

Global Risks. The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

●    Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

●    Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

●	Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Japan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers.

○	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments. The Fund may be exposed to Asia Pacific risk in connection with its investments in companies economically tied to China and Japan, as well as Hong Kong and Australia.

○	China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

○	Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

○	China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

○	Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap (US$10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small-cap and medium-cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of an ETF Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

○	Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, and cause the Fund to incur brokerage expenses and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the Fund arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in our Funds in the Prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The bar chart and table below provide some indication of the risks of investing in the SmartETFs Advertising & Marketing Technology ETF by showing how the fund’s performance has varied from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Updated performance information is available from the Fund’s website, www.smartetfs.com. Past performance does not necessarily indicate how the Fund will perform in future periods.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Advertising & Marketing Technology ETF by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.smartetfs.com.

Calendar-Year Total Returns (before taxes)

For each calendar year at NAV

The year-to-date return for the Fund as of March 31, 2023, was 14.71%.

During the period shown in the bar chart, the best performance for a quarter was 6.30% (for the quarter ended June 30, 2021). The worst performance was -28.08% (for the quarter ended June 30, 2022.

Average Annual Total Returns as of 12/31/22	One Year	Since Inception (December 31, 2020)
SmartETFs Advertising & Marketing Technology ETF
Return Before Taxes	-53.56%	-29.58%
Return After Taxes on Distributions(1)	-53.54%	-29.57%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-31.70%	-21.51%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-18.14%	-0.14%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and the Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”) serves as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Sagar Thanki is the portfolio manager of the Fund since inception. Mr. Thanki has been associated with the Adviser since 2017. Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the sub-adviser responsible for the Fund. Mr. Lewellyn has been with Penserra since 2012, and Messrs. Tong and Desai have been with Penserra since 2015. Together, these individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Advertising & Marketing Technology ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $350 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Asia Pacific Dividend Builder ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
All Other Expenses:	4.19%
Total Annual Fund Operating Expense:	4.94%
Fee Waiver/Expense Reimbursement:[1]	-4.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[1]	0.78%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual fund operating expenses to 0.78% through June 30, 2026. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Asia Pacific Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$1,368	$4,172

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 7.27% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, dividend-producing equity securities of companies that are tied economically to countries in the Asia Pacific region (as defined later in this Prospectus). Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. In the Adviser’s view, “dividend builder” refers to a dividend-paying company which the Adviser believes will experience increasing dividends over time. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion.

Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in companies economically tied to at least four different countries in the Asia Pacific region, which may be developed or emerging markets and which may include Australia, China, Hong Kong, Singapore, and Taiwan. For more information about how the Adviser determines that a company is economically tied to a foreign country or the Asia Pacific region, see section “More About Each Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries in the Asia Pacific region may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund will invest in companies in emerging market countries, including China. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own research and evaluation process. In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity, and its potential for consistent, real (after inflation) dividend growth while maintaining company value. While the Fund does not concentrate its investments in any one industry, from time to time, based on changing market conditions and the number of companies meeting selection criteria, the Fund may make significant investments in certain industries.

The Fund may invest up to 20% of its portfolio in securities of companies that are outside of the Asia Pacific region. These companies will generally be in the developed markets, including in the US and the UK.

Typically, the Fund will hold around 35 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings, or as many as 75 holdings.. The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of companies economically tied to the Asia Pacific region.

Principal Risks

You can lose money by investing in shares of SmartETFs Asia Pacific Dividend Builder ETF and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in shares of this Fund.

●	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●	Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

○	Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Risks of Investing in Asia Pacific Securities:

●	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.

○	Australia. Australia’s economy is more dependent than others on exports, especially in commodities, and key trading relationships with the US, China, Japan, Singapore, the UK and other European countries. Reduction in demand for commodities and services could adversely affect companies in Australia.

○	China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

○	Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.

○	Singapore. Singapore’s economy relies heavily on exports and trade relationships with other countries. Singapore companies could be adversely affected by changes in its relationships with other countries in the Asia-Pacific region, as well as economic or political developments in other Asian nations that are key trading partners of Singapore.

○	Taiwan. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Tensions between Taiwan and China could materially adversely affect companies in Taiwan.

Risks Associated with Investments in Companies outside the United States.

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

○	China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

○	Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap (US$10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

○	Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although Fund Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF.

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund. The information shown below is for the predecessor mutual fund. The Fund’s total net operating expense ratio is lower than the net operating expense ratio of the predecessor mutual fund. Returns in the bar chart and table for the predecessor fund have not been adjusted.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF by showing how the predecessor mutual fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor mutual fund’s average annual returns compare with those of a broad-based index. Unlike the predecessor mutual fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website, www.smartetfs.com.

The year-to-date return for the Fund as of March 31, 2023, was 3.93%.

During the period shown in the bar chart, the best performance for the predecessor mutual fund for a quarter was 20.34% (for the quarter ended December 31, 2020). The worst performance was -21.11% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/22	One Year	Five Years	Ten Years
SmartETFs Asia Pacific Dividend Builder ETF
Return Before Taxes	-16.92%	1.15%	4.85%
Return After Taxes on Distributions(1)	-17.46%	-0.96%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.57%	0.48%	3.54%
MSCI AC Pacific ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-18.75%	-0.65%	3.10%

(1)	This table shows returns for the predecessor mutual fund. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their mutual fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Portfolio Managers

Edmund Harriss and Mark Hammonds are the co-managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Harris has been a portfolio manager since inception of the Fund’s predecessor mutual fund in March 2006, and Mr. Hammonds has been the co-portfolio manager of the Fund’s predecessor mutual fund since May 2017.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Asia Pacific Dividend Builder ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 25,000 share Creation Units. A Transaction Fee of $965 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units, regardless of the number of Creation Units purchased or redeemed by the Authorized Participant on a business day. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

SmartETFs Dividend Builder ETF

Investment Objective

SmartETFs Dividend Builder ETF seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Dividend Builder ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.77%
Total Annual Fund Operating Expense:	1.22%
Fee Waiver/Expense Reimbursement:[1]	-0.57%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[1]	0.65%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.65% through June 30, 2026. This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$496	$1,316

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when SmartETFs Dividend Builder ETF shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 20.66% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term (three to five years). Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating returns on capital, which is a measure of income produced by a company when compared to capital invested in the company’s operations. In the Adviser’s view, “dividend builder” refers to a dividend-paying company which the Adviser believes will experience increasing dividends over time. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice.

The Fund is actively managed, meaning that the Adviser will select the Fund’s holdings based on its judgment and analysis of a company’s activities. In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity and its potential for share price appreciation or return and for consistent, real (after inflation) dividend growth while maintaining company value.

Typically, the Fund will hold around 35 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Fund may invest in companies of any capitalization size.

The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies economically tied to developed markets and emerging markets outside of the United States, including companies economically tied to countries in Europe, including France, Germany, Netherlands, Switzerland, the United Kingdom, and countries in Asia, including China, Australia, South Korea and Japan. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) and there is no specific allocation of investments to US issuers or non-US issuers. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the prospectus. For more information about how the Adviser determines that a company is economically tied a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

Principal Risks

You can lose money by investing in shares of SmartETFs Dividend Builder ETF and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. There can be no assurance that the Fund will achieve its investment objective. Risks associated with an investment in the Fund can increase during times of market volatility.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in shares of this Fund.

●	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may become worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●	Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

○	Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Risks Associated with Investments in Companies outside the United States.

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	European Securities. The Fund may invest in companies in France, Germany, Netherlands, Switzerland, and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

●	Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Taiwan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Countries in Asia may be more dependent on global trade relationships; interruptions in global trade could adversely affect securities of companies in Asia.

▪	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect a Fund’s investments.

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund declines against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally may have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap (US$10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Funds invest in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The market price of an ETF Share on the exchange may differ from the NAV. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF Shares and the value of the Fund’s underlying portfolio. This could lead to differences between market price of ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

○	Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although Fund Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund Shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of the ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Funds may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, ETF Shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Dividend Builder ETF.

The SmartETFs Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund. The information shown below is for the predecessor mutual fund. The Fund’s total net operating expense ratio is lower than the net operating expense ratio of the predecessor mutual fund. Returns in the bar chart and table for the predecessor fund have not been adjusted.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Dividend Builder ETF by showing how the predecessor mutual fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor mutual fund’s average annual returns compare with those of two broad-based indices. Unlike the predecessor mutual fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website www.smartetfs.com.

The year-to-date return for the Fund as of March 31, 2023, was 5.82%.

During the period shown in the bar chart, the best performance for a quarter was 15.33% (for the quarter ended June 30, 2020. The worst performance was -18.55% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/22	One Year	Five Years	Ten Years
SmartETFs Dividend Builder ETF
Return Before Taxes	-9.39%	8.84%	10.03%
Return After Taxes on Distributions(1)	-10.62%	7.91%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.69%	6.91%	8.04%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-18.14%	6.13%	8.85%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Dr. Ian Mortimer and Matthew Page are the co-managers of the Fund since inception and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Dr. Mortimer and Mr. Page have been co-managers of the Fund’s predecessor mutual fund since 2012.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Dividend Builder ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 20,000 share Creation Units. A Transaction Fee of $405 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units, regardless of the number of Creation Units purchased or redeemed by the Authorized Participant on a business day. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. Fund shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

SmartETFs Smart Transportation & Technology ETF

Investment Objective

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Smart Transportation & Technology ETF. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.24%
Total Annual Fund Operating Expense:	0.92%
Fee Waiver/Expense Reimbursement[1]:	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]:	0.68%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.68% through June 30, 2026.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Smart Transportation & Technology ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$435	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, may affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 4.84% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Smart Transportation & Technology ETF invests in publicly-traded equity securities of domestic or foreign companies that are involved in the development and production of products or services for Smart Transportation, including safer, cleaner or connected vehicles and Smart Transportation companies providing “transportation as a service.” The Fund will also invest in Technology companies, including Technology companies whose products or services are used in transportation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Smart Transportation companies and Technology companies, each of which is defined below. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings.

The Adviser defines “Smart Transportation” to mean the integration of modern technologies and business practices as applied to transportation, resulting in safer, cleaner, or connected transportation, and smart transportation “as a service”. Importantly, the Adviser believes that Smart Transportation is a thematic concept rather than an industry sector. The Fund will invest in Smart Transportation companies, which are companies that are in the business of designing, producing, manufacturing or distributing products or services that involve at least one of the following elements:

●	Safer, which means safety enhancements derived from the inclusion of a level of autonomy in transportation. Companies that meet this definition of safer are designing, producing, manufacturing or distributing vehicles (or vehicle components or systems) that are objectively on the path towards autonomy, meaning they incorporate, at a minimum, Level 1 autonomy technology. For this purpose, the Adviser uses the definition of Level 1 Autonomy published by SAE International or Partners for Automated Vehicle Education, which is, in short, technologies designed to assume a portion of driving authority. Companies that meet this definition could also be providing products and services used in the manufacture or development of safer vehicles (which could be autonomous, electric or hybrid vehicles).

●	Cleaner, which means vehicles, vehicle components or systems that increase efficiency or reduce emissions from vehicles; this would include vehicles that are “light hybrid” or “fully electric” and systems like thermal management systems and more efficient vehicle fuel technologies, such as batteries and alternative fuels or fuel cells.

●	Connected, which means vehicles that use connectivity or communication in their operations, either internally with devices or programs in the same vehicle, or externally, from one vehicle to another vehicle (V2V) or from a vehicle to infrastructure (V2I). The infrastructure receiving communications from a connected vehicle could include traffic information or control devices, emergency response platforms, global positioning systems, speed or radar information collectors; and components or systems used by these vehicles could include sensors, cameras, semi-conductors as well as products like interactive advanced driver assistance systems (ADAS), cooperative intelligent transportation systems and connected vehicle data networks. This could also include companies that supply software and systems to develop and test autonomous driving capability.

●	Smart Transportation as a Service, which means the more efficient delivery of transportation to individuals that is achieved through application-based hailing or sharing of cars, scooters or other vehicles (whether movement is by ground or air). These services generally employ a variety of technologies including global positioning satellite (GPS) technology, connectivity and software applications.

At all times, the Fund will invest at least 15% of its assets in companies that are in the business of making Smart Transportation products or services. The Adviser considers a company to be “in the business of” making a Smart Transportation product or service if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, the design, manufacture, production and/or distribution of a Smart Transportation product or service (including components or parts) as defined above, meaning Safer, Cleaner, or Connected, or Smart Transportation as a Service.

The Fund will also invest in Technology companies. The Adviser defines Technology companies as companies that are in the business of developing, advancing and using technology to improve processes, applications or outcomes or create innovations, which could occur through hardware and related components or equipment, or software or services. This includes companies that deliver products or services in the following industries: information technology, such as software, services, hardware, semi-conductors and equipment; electronic equipment and instruments; computers or their components, hardware, storage or peripherals; telecommunications equipment or services (voice, data or wireless); internet commerce and information (including networks and connected payment systems); data processing (including management and retention); and imagery (including digitization, mapping and interfacing applications).

At all times, the Fund will invest at least 15% of its assets in Technology companies whose products or services are used in transportation. For purposes of this investment minimum, the Adviser considers these companies to be technology companies that:

●	Provide technology including products, services, and materials used in the transportation industry to achieve safer, cleaner, or connected transportation, or smart transportation as a service. This includes companies that make hardware (including semi-conductors), software for use in vehicles using at least Level 1 autonomy technology, data companies, sensor manufacturers (radar, lidar, cameras and other technologies), companies that provide software and mapping products or services related to vehicle connectivity or autonomy, battery and alternative fuel manufacturers or suppliers and producers of components and materials (including lithium) used in batteries and alternative fuels; or

●	Offer for sale or otherwise distribute Smart Transportation vehicles (autonomous, electric or hybrid); or

●	Have demonstrated a commitment to autonomous vehicle development by having obtained certification by at least one government entity related to their autonomous driving research program; or

●	Develop transportation as a service applications, including urban air mobility services, and have obtained certification by government entities related to their transportation service program.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in US companies and in companies economically tied to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria), and there is no specific allocation of investments to US issuers or non-US issuers. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold around 35 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings or as many as 75 holdings. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own research and evaluation process. In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand the company’s business model, valuation and potential for return. In determining whether a company is a Smart Transportation or Technology company, the Adviser considers the company’s public statements about its activities, including regulatory filings (reflecting profits, revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), cash flow and assets), as well as third-party industry assessments of products and services that the company delivers and the role of those products or services in smart transportation or technology. The Adviser monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies economically tied to countries in the Asia Pacific region, including China, South Korea and Japan. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investments in equity securities of companies, wherever located, that are engaged in smart transportation and related technologies.

Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money investing in shares of SmartETFs Smart Transportation & Technology ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There is no guarantee that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in Shares of this Fund.

Risks of Investing in Funds Investing in the Autonomous Vehicle and Electric Vehicle Sector

The following risks apply to investments in autonomous and/or electric vehicles and companies that support these technologies and products:

●	Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies. Vehicles, applications, hardware, software or services could become obsolete before they are fully embraced or deployed, or may use technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; any of these factors could cause them to become obsolete more rapidly than traditional technologies and software. Autonomous and/or electric vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous and/or electric vehicle projects may rely on government subsidies that could be reduced or eliminated. These risks could adversely affect the value of companies in which the Fund invests.

●	Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which are subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which autonomous and/or electric vehicles or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved in autonomous and/or electric vehicles, networks, grids, infrastructure or services related to autonomous and/or electric vehicles could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

●	Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages and to theft or alteration of data. Some programs may be designed to interact with data about or from customers or products, and data and/or its transmission could become regulated in multiple jurisdictions. A cybersecurity event in a technology or program used by a Smart Transportation network or product could be exacerbated, and companies could be subject to claims for loss or injury in multiple jurisdictions.

●	Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the transportation sector, which could make their securities less desirable.

●	Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be or become subject to a variety of domestic or foreign regulatory regimes governing “artificial intelligence”, which have not yet been fully developed or adopted. Regulatory changes governing privacy, data collection or storage, transfer or automation could also adversely affect smart transportation products or systems. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●

Global Risks. The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

○    Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

○    Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

●	Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

●	European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

○	Germany. German companies are subject to risks specific to Germany, and companies in Germany may be adversely impacted by events occurring in other parts of the EU, including withdrawal or financial events. Germany’s economy is closely tied to key trading partner relationships with counties inside and outside the EU. Reductions in global consumption of German goods or services, changes in key trading partner economies, or changes in domestic regulation of labor, manufacturing or energy in Germany, could negatively affect Germany’s economy, which could have a negative effect on the Fund’s investments.

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

●	Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and South Korea. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers.

○	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments. The Fund may be exposed to Asia Pacific risk in connection with its investments in companies economically tied to China and Japan, as well as Hong Kong and Australia.

○	China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

○	South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies could be adversely affected by increases in tension between North Korea and South Korea.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

○	China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

○	Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as the South Korean Won, trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US $1 billion), medium cap (under US $5 billion) and large cap (US $10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small-cap and medium-cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of an ETF Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

○	Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, and cause the Fund to incur brokerage expenses and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the Fund arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in SmartETFs Smart Transportation & Technology ETF, you may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The bar chart and table below provide some indication of the risks of investing in the SmartETFs Smart Transportation & Technology ETF by showing how the fund’s performance has varied from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Updated performance information is available from the Fund’s website, www.smartetfs.com. Past performance, before or after taxes, is not indicative of future performance.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Smart Transportation & Technology ETF by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.smartetfs.com.

Calendar-Year Total Returns (before taxes)

For each calendar year at NAV

The year-to-date return for the Fund as of March 31, 2023, was 18.32%.

During the period shown in the bar chart, the best performance for a quarter was 30.64% (for the quarter ended December 31, 2020). The worst performance was -24.25% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/22	One Year	Since Inception (November 14, 2019)
SmartETFs Smart Transportation & Technology ETF
Return Before Taxes	-26.77%	12.32%
Return After Taxes on Distributions(1)	-27.15%	11.68%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-15.56%	9.50%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-18.14%	5.89%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and the Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”) serves as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Will Riley and Jonathan Waghorn are the co-managers of the Fund since inception and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Riley has been associated with the Investment Adviser since 2007, and Mr. Waghorn has been associated with the Investment Adviser since 2013. Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the Sub-adviser responsible for the Fund. Mr. Lewellyn has been with Penserra since 2012, and Messrs. Tong and Desai have been with Penserra since 2015. Together, these individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Smart Transportation & Technology ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (on the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 25,000 share Creation Units. A Transaction Fee of $350 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

SmartETFs Sustainable Energy II ETF

Investment Objective

SmartETFs Sustainable Energy II ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Sustainable Energy II ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.79%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	2.50%
Total Annual Fund Operating Expense:	3.29%
Fee Waiver/Expense Reimbursement:[1]	-2.50%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement:[1]	0.79%

[1]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s total annual operating expenses to 0.79% through June 30, 2026.This contractual arrangement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Sustainable Energy II ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$1,010	$3,020

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, may affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 19.02% of the average value of its portfolio.

Principal Investment Strategies

The Sustainable Energy II ETF invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of sustainable energy companies (both U.S. and non-U.S.). The Fund will invest in companies that the Adviser considers to be “Sustainable Energy” companies, which are companies that, in the Adviser’s view, generate, produce or provide alternative or renewable sources of energy (as compared to more traditional sources of energy that can be environmentally depletive, such as fossil fuels like oil or coal or other hydrocarbon-based fuels), or that produce, generate, transport, or deliver energy or energy applications in a way that makes alternative or renewable energy more efficient or accessible or reduces the use of environmentally depletive energy resources. The Fund expects to invest in:

●	energy companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels;

●	companies that provide the equipment and technologies that enable these types of energy to be tapped, used, stored or transported, and

●	companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy.

The Fund will not change this policy unless it gives shareholders at least 60 days’ notice.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, market capitalization, the valuation of the company, its dividend history, its ratio of debt to equity, as well as how the company’s business relates to sustainable characteristics like growth or development of alternative or renewable energy. The Adviser conducts an independent assessment of each portfolio company’s business. The Adviser categorizes the universe of companies it deems to be Sustainable Energy companies into four key areas related to the specific aspects of the energy business. Currently, these key areas are:

Generation:	companies involved in generating sustainable energy or companies working to transition from hydrocarbon-based fuels
Installation:	companies involved in manufacturing equipment for generation and consumption of sustainable energy
Displacement:	companies involved in the displacement or improved efficient usage of existing hydrocarbon-based energy
Electrification:	companies effectuating the switching from hydrocarbon-based fuel demand towards electricity or other renewal energy sources, especially for transportation

The Fund’s holdings in each key area may vary and the Fund may invest in Sustainable Energy companies that do not fall within these key areas. The Fund will not invest in companies that derive the majority of their revenues or profits from fossil fuel extraction or coal. Currently, the Adviser considers portfolio companies’ alignment with four of the United Nations Sustainable Development Goals: Goal 7: Affordable and Clean Energy; Goal 9: Industry, Innovation and Infrastructure; Goal 11: Sustainable Cities and Communities; and Goal 13: Climate Action. The Adviser may change these considerations at any time without notice to shareholders.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund is actively managed and the Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in US companies and in companies economically tied to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

The Fund will normally hold around 30 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in equity securities of energy companies, wherever located, that are engaged in Sustainable Energy businesses.

Principal Risks

You can lose money by investing in shares of SmartETFs Sustainable Energy II ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective. Risks associated with investments in the Fund can increase during times of market volatility.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in Shares of this Fund.

●	Industry Risks. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. Energy prices are also affected by limitations or incentives affecting particular energy sources. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.
●	Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●

Global Risks. The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

○     Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

○    Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States

●	Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

○	Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

○	European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

○	Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

○	Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and South Korea. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers.

▪	Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.

▪	China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

▪	South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies could be adversely affected by increases in tension between North Korea and South Korea.

●	Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

○	China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

○	Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. Some currencies, such as South Korea (Won), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●	Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●	Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

●	Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●	Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap (US$10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small-cap and medium-cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●	Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●	Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

○	Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

○	Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

○	Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

●	Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses and could result in tax consequences.

●	Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●	Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in this Fund, please see the Principal Risks and Additional Risks of Investing in our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The bar chart and table below provide some indication of the risks of investing in the SmartETFs Sustainable Energy II ETF by showing how the fund’s performance has varied from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Updated performance information is available from the Fund’s website, www.smartetfs.com. Past performance does not necessarily indicate how the Fund will perform in future periods.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Sustainable Energy II ETF by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.smartetfs.com.

Calendar-Year Total Returns (before taxes)

For each calendar year at NAV

The year-to-date return for the Fund as of March 31, 2023, was 9.31%.

During the period shown in the bar chart, the best performance for a quarter was 10.99% (for the quarter ended December 31, 2022). The worst performance was -14.32% (for the quarter ended June 30, 2022).

Average Annual Total Returns as of 12/31/22	One Year	Since Inception (November 11, 2020)
SmartETFs Sustainable Energy II ETF
Return Before Taxes	-12.20%	7.39%
Return After Taxes on Distributions(1)	-12.55%	6.68%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-7.11%	5.45%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	-18.14%	7.07%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and the Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”). Penserra serves as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Jonathan Waghorn and Will Riley, are the co-portfolio managers of the Fund. Mr. Waghorn has been with Guinness Atkinson since 2013, and Mr. Riley has been with Guinness Atkinson since 2007. Messrs. Waghorn and Riley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the sub-adviser responsible for the Fund. Mr. Lewellyn has been with Penserra since 2012, and Messrs. Tong and Desai have been with Penserra since 2015. Together, these individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Sustainable Energy II ETF is traded on the NYSE Arca. Individual Fund shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $450 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT EACH FUND’S INVESTMENT STRATEGIES AND RISKS

SmartETFs Advertising & Marketing Technology ETF

Investment Objective

SmartETFs Advertising & Marketing Technology ETF’s investment objective is long-term capital appreciation.

As described above in the summary portion, the Fund will invest in companies that develop, produce, or distribute advertising, and marketing products and services, especially in ways that are related to digital media or make advertising or marketing more tailored or efficient. The Adviser views Advertising and Marketing Technology as thematic concepts, not industry sectors.

The Fund is a thematic fund that looks for investment opportunities in a limited group of publicly traded companies that are involved in the development, production, adoption or deployment of products or services that are advertising or marketing technology related, or increase marketing, sales or customer support efficiency or enhance the customer experience (which is a form of marketing service). It will focus its investments on Advertising and Marketing Technology companies, and this can include companies that offer or operate the following types of businesses or services:

● Publishers that offer advertising with their content (whether print or digital), or generate advertising revenue	● Public relations agencies
● Broadcasters	● Ad placement platforms or exchanges
● Websites	● Creative development or production companies
● Networks	● Customer relations management platforms
● Advertising agencies	● Web-based marketing or email services

The Fund can also invest in companies that operate or manage new media platforms on which advertising is deployed or that are used by marketing technology companies. This could include companies that deliver advertising in connection through non-traditional media including gaming, entertainment or streaming services.

The Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice.

Principal Investment Strategies

The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research and the Adviser’s own evaluation process. In determining whether to buy or sell a portfolio position, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, its dividend history, the valuation of the company and its potential for growth. The Adviser also considers the business of the company and how this relates to advertising and marketing including their underlying technologies. In determining whether a company is an Advertising or Marketing Technology company, the Adviser considers the company’s revenues, assets, income, cash flows, and EBITDA as reported in its regulatory filings. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund’s investments in any particular sub-category of advertising or marketing companies, or in companies economically tied to any particular country, may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria).

The Fund invests in US and non-US companies. The Fund considers an issuer of securities to be a company economically tied to a particular country if it satisfies at least one of the following tests: (1) it is organized under the laws of a country, or has its headquarters in a country; (2) it derives a significant portion (i.e., 50% or more) of its total revenues, income or profits from business in a country but is listed elsewhere, or has a significant portion (i.e., 50% or more) of its assets in a country; or (3) its equity securities are traded principally on a stock exchange or in an over-the-counter market in a country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold approximately 30 stocks of approximately equal weight. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of companies having a market capitalization of US$500 and above, and in companies domiciled in the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets. Outside the US, the Fund could invest in companies economically tied to countries in the Asia Pacific region, such as China and Japan, and potentially Hong Kong and Australia, as well as countries in Europe. The Fund will concentrate its investments in Advertising and Marketing Technology companies as defined by the Adviser, and these companies could be considered part of a range of industry groups including communications services, media and entertainment, information technology, software and services, and commercial and professional services. A downturn in these industry groups could have a larger impact on the Fund than on a fund that does not focus its investments in companies involved in a specific business segment such as Advertising or Marketing Technology.

Except as noted above, the Fund’s Board of Trustees (the “Board”) may change the Fund’s investment policies and strategies without prior notice to shareholders, but the Fund will give notice to shareholders at least 60 days in advance of such a change.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain fully invested.

Principal Risks of Investing in SmartETFs Advertising & Marketing Technology ETF

You can lose money by investing in this Fund. As discussed in the Summary Section and described further below, the SmartETFs Advertising & Marketing Technology ETF is subject to the risks associated with investing in equity securities, technology securities and foreign securities.

Investing in this Fund may be more risky than investing in a fund that does not apply a thematic strategy to invest in a particular set of companies, which are Advertising & Marketing Technology companies. The Fund will focus its investments in Advertising and Marketing Technology companies, many of which may be that invests only in U.S. securities due to the increased volatility of foreign markets. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in Advertising and Marketing Technology companies.

In addition, investing in common stocks entails a number of risks. The stock markets in which the Fund invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include economic factors, such as changes in demand or supply, interest rates and inflation rates, as well as non-economic factors such as political events, including events specifically related to technology, technology access, data privacy and security, and global business interactions.

The Fund holds foreign securities, which may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the Fund’s NAV is not calculated. Accordingly, the NAV of the Fund may be affected on days when shareholders are not able to buy or sell Fund shares. Investing in SmartETFs Advertising & Marketing Technology ETF may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. For additional information on the calculation of the Fund’s NAVs, see “Pricing Fund Shares” later in this prospectus.

The Fund is subject to the risk that the earnings, dividends, and securities prices of companies in these businesses will be greatly affected by changes in the demand or supply for advertising and marketing activity. The Fund could also be adversely affected by domestic, foreign, federal, state or local state regulatory environments, especially with respect to information technology, data or privacy; tax policies; and the economic growth and political stability of the other countries.

See “Additional Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the Fund.

Additional Risks of Investing in our Funds

 The risks of investing in the SmartETFs Advertising & Marketing Technology ETF are described below, and describe further the risks set forth in the Fund’s summary prospectus. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on the Fund’s performance and share price.

We cannot guarantee that the Fund will meet its investment objective or that the value of the Fund’s holdings will increase. If the Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in this Fund.

Advertising & Marketing Technology Risks:

●	Advertising and Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, the technology is advancing rapidly and participants are subject to intense competition, disruption and changing trends and tastes. The barriers to entry can be relatively low and smaller competitors in the field can disrupt advertising markets. Some technologies or software may be unproven or subject to cybersecurity or data privacy issues. These factors may mean rapid technological obsolescence, perhaps more so than traditional technology companies. Stocks of companies in the Fund’s portfolio may be volatile or subject to more than average market fluctuations. Some of the companies may experience rapid growth and trade at above average price to earnings multiples. These companies may be subject to greater market risk particularly if their earnings growth slows. These risks could adversely affect the value of companies in which the Fund invests.

●	Communications Services Sector Risk. The Fund will invest in companies in the communications services sector, and these companies may be more vulnerable to product development cycles including obsolescence than other companies that are not as reliant upon digital and technological advancements and social media trends. Companies in the communication services sector can face rapid development and deployment of competitive innovations and products, some of which may be designed to “disrupt” established communication channels. Companies in this sector may also face competition, enhanced research and development costs (including platform access costs), risks of government regulation, as well as data security and privacy concerns. Domestic and international demand for advertising and marketing technology can change rapidly and without notice. These companies may also face increased risks of security breaches which may be aimed at enterprise data or customer/consumer data, the theft of which could expose a company to business losses as well as fines or other monetary consequences. These risks apply to the sector as a whole and to individual companies within this sector.

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Information Technology Sector Risk. The Fund will invest in companies in the information technology sector, and these companies may be more sensitive to product development cycles, obsolescence, consumer tastes and trends and government interventions such as regulation and taxation. These companies may face obstacles in development and deployment of software, including limitations or threats of limitations by governments and regulators. Companies in the information technology sector face potential obsolescence due to rapid technology evolution, new product introductions, and changes in consumer tastes and trends, which can be impacted by social and political developments. Information technology companies could be adversely impacted if there is a loss of access to patented intellectual property necessary to operate their products. The Fund could lose money if a company in its portfolio is adversely affected by one of these risks.

●	Technology Risk. The technologies used by marketing technology firms and their support systems, such as software, grids and networks, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which is subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which marketing technology or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved including, networks, grids, infrastructure or services related to marketing technology could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

●	Cybersecurity Risk. Technologies created or deployed for marketing technology may be subject to greater cybersecurity risk than other companies. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages. Some of the companies in the industry are targets for hackers because they hold sensitive consumer information. These companies face increased cybersecurity risk costs and, if successfully hacked could experience a loss of revenue, reduced profits and reputational risk. These would likely mean a negative impact on their stock price.

●	Product Risk. Companies creating products and technologies for marketing technology face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the technology sector, which could make their securities less desirable.

●	Product Regulation Risk. Marketing technology companies may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be subject to domestic or foreign regulatory regimes governing consumer privacy, which have not yet been adopted. Limitations on applications for marketing technology could adversely affect the value of companies in which the Fund invests. Some of the companies in the marketing technology industry are already under scrutiny from US and other regulators concerned about consumer privacy. These companies could face fines and or negative impacts to their business depending on how these investigations are resolved. Further, many of the companies in the marketing technology industry may face similar investigations in the future.

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

The Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Principal Investment Strategy

The Smart ETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of companies economically tied to countries in the Asia Pacific region. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund considers an issuer of securities to be a company economically tied to a country in the Asia Pacific region if it satisfies at least one of the following tests: (1) it is organized under the laws of a country in the Asia Pacific region or has its headquarters in a country in the Asia Pacific region; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in a country in the Asia Pacific region but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange in a country in the Asia Pacific region or in an over-the-counter market in a country in the Asia Pacific region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one region or country. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research and the Adviser’s own evaluation process. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last 8 years, and, in the opinion of the Adviser, are likely to grow their dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. In determining whether to buy or sell a portfolio position, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, its dividend history, the valuation of the company and its potential for consistent, real (after inflation) dividend growth while maintaining company value. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the Asia Pacific region. This strategy is designed to both reduce risk and provide some income. Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in at least four different countries in the Asia Pacific region. Currently, the Adviser believes that the Fund’s investments will be in companies economically tied to the following countries:

●	Australia	●	Indonesia	●	South Korea
●	Bangladesh	●	Malaysia	●	Sri Lanka
●	China	●	New Zealand	●	Taiwan
●	Hong Kong	●	Pakistan	●	Thailand
●	India	●	Philippines	●	Vietnam
●	Japan	●	Singapore

There is no guarantee that the Fund will be invested in companies in all of these countries at the same time. The Fund’s investments in companies in any particular country may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). Typically the Fund will hold approximately 35 stocks of approximately equal weight. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies economically tied to countries in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. The Adviser may also consider investing in securities that it determines are likely to become income-producing.

Except as noted above, the Board may change the SmartETFs Asia Pacific Dividend Builder ETF’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Additional Risks of Investing in our Funds

 The risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF are described below, and describe further the risks set forth in the Fund’s summary prospectus. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on the Fund’s performance and share price.

Investing in this Fund may be more risky than investing in a fund that does not apply a thematic strategy to invest in a particular set of companies, in this case, companies that pay dividends.

•	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase. Changes in dividend policies of companies held by a Fund, or in capital resources for such companies, could adversely affect the Fund. Dividend paying securities, as a group, may fall out of favor with the market and could underperform the overall equity market or stocks of companies that do not pay dividends.

We cannot guarantee that the Fund will meet its investment objective or that the value of the Fund’s holdings will increase. If the Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in this Fund.

SmartETFs Dividend Builder ETF

Investment Objective

The SmartETFs Dividend Builder ETF seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating returns on capital, which is a measure of income produced by a company when compared to capital invested in the company’s operations. The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, is likely to grow its dividend over time; however, this is one of several criteria used by the Adviser and it is possible that not all investments may meet this criterion. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund considers an issuer of securities to be a company economically tied to foreign country if it satisfies at least one of the following tests: (1) it is organized under the laws of a foreign country or has its headquarters in a foreign country; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in a foreign country but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange in a foreign country or in an over-the-counter market in a foreign country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Except as noted above, the Board may change the investment policies and strategies of the SmartETFs Dividend Builder ETF without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain invested.

Principal Risks of Investing in Our Funds

The risks of investing in the SmartETFs are described below, and describe further the risks set forth in each Fund’s summary prospectus. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on a Fund’s performance and share price.

Investing in this Fund may be more risky than investing in a fund that does not apply a thematic strategy to invest in a particular set of companies, in this case, companies that pay dividends.

•	Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase. Changes in dividend policies of companies held by a Fund, or in capital resources for such companies, could adversely affect the Fund. Dividend paying securities, as a group, may fall out of favor with the market and could underperform the overall equity market or stocks of companies that do not pay dividends.

The following risks apply to all of the SmartETFs. We cannot guarantee that a Fund will meet its investment objective or that the value of a Fund’s holdings will increase. If a Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in our Funds. Except as noted each of these risks applies to each Fund.

SmartETFs Smart Transportation & Technology ETF

Investment Objective

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation.

SmartETFs Smart Transportation & Technology ETF seeks long term capital appreciation by investing in companies that are involved in developing transportation solutions and innovations that result in safer, cleaner or connected transportation, and smart transportation “as a service” and in Technology companies, including Technology companies whose products or services are used in transportation.

The Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice.

Principal Investment Strategies

The Fund invests primarily in publicly-traded equity securities of domestic or foreign companies across multiple sectors that are involved in the development and production of products or services for Smart Transportation, including products such as autonomous and/or electric vehicles, hybrid vehicles, and their components, smart transportation as a service companies and their networks, and Technology companies, including Technology companies whose products or services are used in transportation.. This includes companies involved in the development of products and services that support Smart Transportation and Smart Transportation networks.

The Fund will normally hold 35 positions of approximately equal weight. The Fund will be actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research, and the Adviser’s own evaluation process. The Fund invests on a global basis, meaning there will likely be companies in the Fund that are domiciled and traded in the United States and in a variety of developed markets, including companies in foreign countries including but not limited to the UK, France, Germany, Italy, the Netherlands, Canada, Sweden, and Australia, and emerging markets including South Korea, Taiwan and China (including Hong Kong).

In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Except as noted above, the Board may change the investment policies and strategies of the SmartETFs Smart Transportation & Technology ETF; the Fund will give notice to shareholders at least 60 days in advance of such a change.

Principal Risks of Investing in SmartETFs Smart Transportation & Technology ETF

You can lose money investing in the Fund. The Fund is subject to the risks common to all funds that invest in equity securities and foreign securities. Investing in the Fund may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets.

We cannot guarantee that the Fund will meet its investment objective. You should consider the risks described below before you decide to invest in the Fund.

The SmartETFs Smart Transportation & Technology ETF is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objectives, as well as other risks that are described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information.

Risks of Investing in Funds Investing in the Autonomous Vehicle and Electric Vehicle Sector

The following risks apply to investments in autonomous and/or electric vehicles and companies that support these technologies and products:

●	Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new. These products might fail to be widely adopted by consumers or commercial users, and could suffer technical problems, supply or demand shortfalls (including due to import restrictions or as a result of tariffs on material imports), or be supplanted by other technologies. Autonomous and/or electric vehicles or their components, hardware, software or services, could become obsolete before they are fully embraced or deployed. Vehicles and their networks may rely on technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; which could cause them to become obsolete more rapidly than traditional technologies and software. Vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous or electric vehicles may rely on batteries or fuel cells for which material inputs may be expensive or restricted. Some autonomous and/or electric vehicle projects may rely on government subsidies, frequently in alternative energy markets; and those subsidies could be reduced or eliminated, which would make the technology application less desirable. Software or technology involved in autonomous and/or electric vehicles, networks, grids, infrastructure or services related to autonomous and/or electric vehicles could also be adversely affected by general network events or outages (local or global), as well as specific events or outages. These risks could adversely affect the value of companies in which the Fund invests.

●	Technology Risk. Autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, more susceptible to obsolescence or subject to future regulation in countries or locations of manufacture or deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which is subject to risk of theft, misappropriation or vandalism. Companies producing these technologies may also be subject to greater cybersecurity risk than other companies, because the technologies are designed to interact with other non-proprietary technologies, software and applications across one or more external networks, which could make them more susceptible to attack or increase a potential risk of failure. Companies producing technology or software upon which autonomous and/or electric vehicles rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

●	Cybersecurity Risk. Technologies created or deployed for Smart Transportation products and services, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies, because they include components designed to interact with or collect data from consumers. Technology programs and networks may be subject to an increased risk of attack or infiltration, including actions designed to obtain or control data or information that is intended to be maintained as confidential. This increased risk may be due to connectivity or interaction of multiple technologies having different sources as well as because Smart Transportation networks need a variety of hardware and software components for full adoption. Smart transportation products and networks, and the associated technologies, could be adversely affected by local or global outages or cyber attacks, and could be targets of theft. A Smart Transportation network could be subjected to cyberactivity designed to obtain information about users or “data” that is designed to be confidential. A cyber event in a technology or program could be amplified across Smart Transportation networks or products.

●	Product Risk. Companies creating products, technologies and services for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. The range of applications being considered, and products being developed, is open-ended and changes frequently. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the transportation or technology industries.

●	Product Regulation Risk. Autonomous vehicles and their technologies or networks may be subject to multiple levels of regulation including local regulations and operating restrictions, and these regulations could be inconsistent. In addition to regulations that apply to vehicles and transportation generally, they could be subject to domestic or foreign regulatory regimes governing “artificial intelligence”, which have not yet been adopted. It is possible that transportation networks will develop that will include significant barriers to entry or usage, or impose restrictions on usage that make them commercially undesirable. Limitations on the use of autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

Additional Risks of Investing in Our Funds

The risks of investing in the SmartETFs are described below, and describe further the risks set forth in each Fund’s summary prospectus. The following risks apply to all of the SmartETFs. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on a Fund’s performance and share price.

Each Fund holds foreign securities. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Investing in funds holding foreign securities or securities trading on foreign markets may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Foreign securities may be traded on non-US exchanges, and may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAV of a Fund is not calculated. Accordingly, the NAV of a Fund may be affected on days when shareholders are not able to buy or sell ETF Shares. For additional information on the calculation of the Funds’ NAVs, see “Pricing Fund Shares” later in this Prospectus.

There is no guarantee that a Fund will meet its investment objective or that the value of a Fund’s holdings will increase. If a Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in our Funds. Except as noted each of these risks applies to each Fund.

●	Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●	Market Risk. The Fund invests in publicly-traded equity securities, which are subject to market risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global financial markets can be affected by a variety of stresses due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls The global financial markets and interest rate management could cause a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund. The Fund’s NAV and price may fluctuate significantly over short and long periods.

●	Global Risks. The Fund invests in companies in multiple countries and regions. Countries and regions may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, acts of God, infectious diseases and pandemics, recessions, and/or systemic market dislocations (including due to events outside of such countries or regions, including supply chain events), including interruptions in supply chains, shipping and transportation and resource allocations, all of which can adversely impact share prices of the Fund’s portfolio holdings. The global interconnectivity of companies and markets, especially with respects to goods, can be negatively impacted by events occurring in areas that are geographically removed from a company’s principal location. These events have resulted in, and in the future may lead, to increased short-term market volatility and could have adverse long-term effects, on specific companies, on a particular region’s economy or markets, or on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments. The value of a Fund’s portfolio holdings could decline generally or underperform other investments at any time. Global financial markets can also be affected by a variety of stresses, including inflation (or expectations for inflation), interest rates and interest rate management, global demand for particular products or resources, regulatory events and banking or government controls, any of which could cause a decline in the value of a security, and a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund. The Fund’s NAV and price may fluctuate significantly over short and long periods.

●	Pandemic Risk. Beginning in 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing and has adversely impacted a range of industries as well as general financial conditions, and can result in changing market conditions for securities, including trading closures, as well as trading costs and reduced liquidity. This pandemic has also affected working and trade conditions, resulting in mandated business closings, supply chain interruptions, and limitations on travel and transportation, as well as reduced or stressed working conditions. The current Covid-19 pandemic has damaged, and likely will continue to damage, the global economy. There is no certainty concerning how long the pandemic will last, the extent or efficacy of vaccines, or the impacts of government interventions to mitigate or remediate the effects of the pandemic. The extent of the damage to the individual or global economies is unknown. The Covid-19 pandemic may adversely affect companies in the Fund’s portfolio, including their ability and willingness to pay dividends, which could negatively impact their stock prices.

●	Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

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Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve the Fund’s objective. The Fund is actively managed, and the Fund’s investments are not selected to replicate an index. The Adviser’s portfolio managers exercise judgment in selecting portfolio securities for the Fund, especially in thematic investing; the portfolio managers’ judgment could be incorrect and the portfolio selections might not produce the desired results.

●	Capitalization Risk. The Fund invests in companies with a range of capitalizations including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap companies (US$10 billion or more). The Fund may also invest in micro-cap companies (less than US$500 million). Small-, medium- and micro-cap companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Some micro-cap stocks are not listed on exchanges and therefore have not had to meet exchange listing standards. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, and may be less agile in responding quickly to market and product challenges and may be adversely affected by declines among lines of business. Investing in small-, medium- and micro-cap companies may make a Fund more risky than a fund that only invests in securities or large capitalization companies.

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Liquidity Risk. The Fund invests in securities, which may become illiquid. Illiquid, for this purpose, means that the security cannot be sold under current market conditions within seven days without significantly changing the price from the price at which the Fund carries the investment on its books. Investments that are illiquid could become difficult to value. A lack of liquidity in an investment could cause the Fund to decline in value, if the Fund cannot sell the holding at the desired time and price. An investment can become illiquid at any time for a number of reasons, including due to a lack of an active market for the security, a lack of market interest for the security, or an excess of sellers of the security which contributes to downward pricing pressure. If the Fund is forced to sell a security, to meet a redemption requests or for other reasons when the security is illiquid, the Fund could incur a loss. Liquidity risk is magnified in times of market stress. The Fund may be more sensitive to this risk because it invests in non-US securities. The Fund invests in securities issued by companies in China and Japan; for these securities, markets in China and Japan may close for an extended number of days for national holidays. Companies that are listed in or operating primarily in emerging markets may face increased liquidity risks as compared to companies in developed markets. During periods of market stress, liquidity of the Fund’s shares may be adversely impacted if any of the Fund’s underlying portfolio securities faces liquidity issues, which could cause the Fund’s shares to trade at a premium or discount to the Fund’s NAV. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●	Fund Cybersecurity Risk. The Fund, its service providers, and companies in which the Fund invests are subject to varying degrees of cybersecurity risk. Cybersecurity risk is the risk that unauthorized access can be made to information technology systems resulting in loss, and can include intentional or accidental events. Cybersecurity events can include unauthorized access to technology systems (such as through “hacking” or via malicious software), and may seek to remove or alter information or assets (including data), or otherwise disrupt operations. Cybersecurity events may also include external events such as “denial of service” attacks that render websites unavailable. A cybersecurity event affecting the Adviser, distributor, financial intermediaries (such as brokers) and other service providers (including, but not limited to, custodians, transfer agents, and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests could disrupt Fund operations and adversely affect the Fund. Cybersecurity events can result in financial losses, the inability to process trades or transactions or calculate the Fund’s NAV, disclosure of confidential information, interference with trading activity, hampering the ability of the Fund and/or its service providers to conduct business, violations of privacy and other laws, regulatory fines, penalties, reputational damage, and/or additional legal, compliance and remediation costs. Cybersecurity events could also render fund records and information inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund and its service providers in order to resolve or prevent cyber incidents in the future. Although the Fund and the Adviser have implemented programs to deter or mitigate the risks of cybersecurity events, there is no guarantee that such plans are sufficient or that they address all foreseeable risks, particularly because neither the Fund nor the Adviser can control cybersecurity defenses of service providers, counterparties, intermediaries or the companies in which the Fund invests.

Risks of Investing in Foreign Securities

●	Foreign Securities Risks. Investments in foreign securities and foreign issuers (such as through depository receipts) have additional risks. These can include other market risks such as illiquidity, higher volatility and potential controls on foreign investments as well as political risks, economic risks (which may be tied to political risks), civil conflict, war, expropriation of assets, import or export controls. Investments in foreign securities are also subject to legal, regulatory, economic, political and social risks in their home countries. The Fund expects to make investments in foreign companies located in the United Kingdom and Europe, Australia and countries in Asia.

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Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations and standards concerning financial disclosure, accounting, and auditing. Corporate financial information that would be disclosed under US law may not be available for companies domiciled in foreign countries, and less information may be available about a company’s operations than would be available about a US issuer. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose a Fund to political, social and economic risks that differ from risks faced by US companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs. For example, in 2020, the US imposed restrictions on ownership of certain companies deemed to be closely connected with a foreign sovereign or its military. The Fund may not have the same rights as an investor in a company in a foreign country as accorded to investors in domestic companies.

○   In 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies are audited by an auditor in a foreign country that does not permit inspection by the US Public Company Accounting Oversight Board. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials assert control over the financial audit process or prohibit the PCAOB inspection of a company’s audit firm including the company’s audit. Regulations implementing the HFCAA were finalized in 2021. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The full impact of the HFCAA cannot be predicted. In 2022, China regulators entered into an agreement with the PCAOB to facilitate access to the documents required for inspection of audit firms and audit documents with respect to Chinese issuers listed on US exchanges.

●	Currency and Currency Exchange Risk. Most foreign stocks are denominated in the currency of the country where they are traded. The Fund’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments by the Fund may be subject to currency fluctuations because the Fund’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. Some foreign currencies are more volatile in trading against the U.S. dollar, especially in times of economic stress, and some foreign countries impose limits on trading or repatriation of currency. The Fund’s NAV may decline if the foreign currency in a market in which the Fund invests declines as measured against the U.S. dollar. The Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

●    China currency risk. The Fund invests in securities of issuers in China. China has only comparatively recently moved from a pegged currency to a managed float and at times, China’s management of its currency may be considered aggressive. The Renminbi Yuan is not completely freely traded and its value at any given point in time may not reflect economic fundamentals. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

● Currency rate volatility. Some Asian currencies, such as the Won, the currency of South Korea, trade only in local markets and may be more volatile than other currencies and their value may not properly reflect the underlying economic fundamentals of their respective economies.

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Foreign Securities Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for a Fund to buy or sell foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Many foreign securities markets are more concentrated than the US securities market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the US securities markets. Some foreign securities markets are closed to trading for extended periods, such as for scheduled holidays, which could make the Fund’s holdings in those markets illiquid. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Brexit Risk. Companies in which the Fund invests could be affected by “Brexit”, the withdrawal of the United Kingdom from the European Union (the “EU”), which occurred in 2020. Although some elements of trading relationships between the UK and the EU have been finalized, there remains general uncertainty about other relationships, regulations, impacts on specific industries and enforcement effects. Investments (in any country, but potentially more significantly, in countries outside the U.S.) may be impacted by Brexit. The precise impacts of Brexit are not known, but Brexit could impact the value of UK currency, general economic conditions, interest rates and exchange rates and/or create general economic, political, or regulatory uncertainty, within the EU and globally. This uncertainty could impact investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. The Fund could be adversely affected by Brexit if the companies in which the Fund invests are adversely affected by Brexit.

●	Emerging Market Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. Securities issued by companies in emerging markets are subject to a greater risk of market interventions, inflationary or deflationary forces, and potentially more monetary policy influences which can affect a security’s value. Some emerging markets such as Taiwan and Hong Kong may face more risks due to changes in policies or political positions of China.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

●	Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event were to occur.

Risks Associated with Investments in Asia

The Fund may invest in securities of companies in Asia, which are subject to special risks, some of them historical. Asian economies tend to be very export-oriented and may be adversely affected by trade and export limitations, tariffs or threats of tariffs, competition from other Asian markets, commodities prices and debt burdens, energy prices, and changes in labor markets.

●	Currency Devaluation. Historically, periodically, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

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Political Instability. The economic reforms that Asian nations have been instituting since the late 1970s could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

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Foreign Trade. The economies of some Asian nations tend to be very export-oriented and are dependent on trading with key trading partners. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper exports, which would hurt the profits of companies in Asia that rely on exports. Any reduction in spending on products and services by key trading partners, or a slowdown in the economies of key trading partners, could adversely impact economies of countries in Asia.

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Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

●	Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong's autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs). China continues to assert control over activities in Hong Kong in a manner that affect political, economic, social and legal freedoms for individuals and companies in Hong Kong. If China modifies its approach to Hong Kong in a way that adversely affects Hong Kong’s relative independence with respect to its economic, political or legal structures or existing social policies, investor confidence in Hong Kong could be adversely affected, which could adversely affect the Fund’s investments.

Risks of Investing in China. Investing in China is subject to risks of investing in emerging markets generally, and subject to risks specific to China:

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China Risk. Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi Yuan, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s desire or ability to develop and sustain credible legal, regulatory, monetary, and socioeconomic systems. China’s policies may also impact investments in companies economically tied to Hong Kong and Taiwan, as part of China’s “one country, two systems” policies.

○	Starting in 1978, China’s government has implemented economic reforms that focus on decentralization and evolution of China’s economy from a centrally planned economy dominated by government owned businesses to a more traditional market oriented economy. These reforms included de-centralizing elements of China’s internal economy and recognizing private entities and ownership.

○	Economic reforms in China have generally been implemented in stages and have been modified by the central government over time. Many of the economic reform measures are experimental or unprecedented and may be changed at any time. In recent years China’s central government has modified and reversed some of the economic and financial liberalization reforms implemented during the 1980s and 1990s. Any significant change in China’s political, social or economic policies may have a negative impact on investments in companies economically tied to China.

○	The regulatory, legal and accounting systems that apply to capital markets and companies in China may not be as well developed as those of developed countries. Accounting standards and practices may deviate significantly from international financial reporting standards, international accounting standards and generally accepted accounting standards. Settlement and clearing systems for securities markets and exchanges in China are newly developed, may have built-in preferences for domestic investors, and may not be well tested and are subject to increased risks of error or inefficiency, including due to technology.

Companies in China or economically tied to China may be subject to changes in regulations and tax policies going forward. The Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact the Fund as the Chinese government continues to evolve its economy and regulatory systems, especially with respect to securities. Tariffs, trade barriers or an economic downturn domestically, in China or globally, could adversely impact the value of securities issued by Chinese companies. The Fund’s holdings could be adversely affected if the government of China imposes export restrictions or trade barriers on the export of goods or services.

Companies in China or economically tied to China may also be subject to changes in regulations and policies imposed by other countries.

○	In 2020, the US issued an executive order prohibiting US persons, including institutional investors like the Funds, from transacting in specific securities identified as “Communist Chinese military” companies. The order requires investors to divest from specific issuers by November 2021 and the identified companies were de-listed from US exchanges. The executive order can be expanded to cover more companies at any time.

○	In 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies file audited financial statements but do not permit inspection or oversight by a US audit oversight authority of the auditing of their financial information. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and the assertion of control of foreign government entities or officials over the financial audit process or prohibit the PCAOB inspection of a company’s audit firm including the company’s audit. Regulations implementing the HFCAA were finalized in 2021. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The full impact of the HFCAA cannot be predicted. In 2022, China regulators entered into an agreement with the PCAOB to facilitate access to the documents required for inspection of audit firms and audit documents with respect to Chinese issuers listed on US exchanges.

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Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi Yuan, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi Yuan. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. The government of China controls currency conversion and exchange rates, and this could adversely affect operations and financial results of Chinese companies or companies economically tied to China and exposed to China currency risk. The government of China could devalue the RMB or impose restrictions that could have negative consequences for investment funds holding positions in companies based in or doing business in China.

○	CNY/CNH. China’s currency is traded both onshore (as “CNY”) and offshore (as “CNH”). Although these are the same currency, they are traded in different and separate markets and may not trade at the same rates, and they may move against the US dollar in different directions. Although more Renminbi are held outside of China, CNH cannot be freely transferred into or out of China. The Fund will incur costs associated with converting US dollars to CNY or CNH and for transacting between CNY and CNH. Divergence between CNH and CNY could adversely impact the Fund.

○	Renminbi-denominated investments. When the Fund invests into a Renminbi-denominated investment, the value of the investment could change based on changes in the exchange rate between the Renminbi and the US dollar. The supply of Renminbi, the ability to convert Renminbi, and currency exchange rates, are all subject to control by China’s government. This control could result in liquidity issues for the Renminbi, which could adversely affect the Fund’s investments in companies in China.

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China Tax Risk. Foreign investors in China could face tax liabilities. The Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed. The Fund may establish a reserve for Chinese tax liabilities. If there is a shortfall in such a reserve, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities. Tax and withholding regulations may be affected by trade wars.

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China Market Risks. The markets in China that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s securities markets may result in prices of securities traded on such markets fluctuating significantly, and this could result in substantial volatility in the Fund’s share price.

○	Market Restrictions. China’s securities markets that are open for foreign investment impose restrictions on the type and amount of foreign ownership of securities. These restrictions may favor domestic investors in China over foreign investors. China’s government and regulators may also intervene in financial markets, by imposing restrictions on particular market activity (for example, “naked” short selling), and limiting how companies access capital in offshore markets. Market interventions can negatively affect the China securities markets generally and specific issuers, and the Fund’s investments could be adversely affected.

○	Market Risks of Chinese Issuers and Issuers economically tied to China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China. As compared to US companies, transparency into operations and accounting of companies in China may be lacking. Foreign investments in Chinese issuers may be subject to increased risks of volatility and macro-economic shocks. Some Chinese companies (domestic or otherwise) may be subject to a greater risk of fraud, due to frequent government interventions, limits on credible standards in corporate governance, risks of insider dealing or market manipulations, and these risks may be enhanced if corporate incentives are implemented. Changes in US trade policy with China and national security concerns (of both the US and China) may also adversely affect investments in Chinese issuers and other issuers economically tied to China.

●	Variable Interest Entities. Some Funds may invest in companies economically tied to China by investing in “Variable Interest Entities”, commonly referred to as VIEs. VIEs are a corporate legal and governance structure used by operating companies in China. In some sectors of China’s economy, foreign individuals and entities (including funds) are not permitted to own shares of Chinese companies. Instead, the companies create VIEs to facilitate foreign capital investment. In a VIE, a China-based operating company creates a shell company in another jurisdiction, and the shell company then enters into service and other contracts with the China-based operating company, including contracts that transfer to the VIE certain governance rights with respect to the Chinese company. The shares of the shell company are typically listed for trading on an exchange, such as the New York Stock Exchange. Typically, the VIE does not itself own an equity interest in the Chinese company, but the VIE reflects the payment streams due to service contract arrangements with the Chinese company. In this structure, the non-Chinese investor does not hold an equity interest in the Chinese company. As a result of the VIE, however, non-Chinese investors can obtain investment exposure to the Chinese company by holding stock in the shell company rather than in the Chinese company.

Although VIEs have been a long-standing industry practice to gain efficient, tradeable shares that are economically tied to operating companies in China that do not permit direct investment for foreign investors, China has never formally recognized the VIE structure. The government of China could determine, at any time and without notice, that the VIE structure does not comply with Chinese law. This could cause the contracts between the VIE and the Chinese operating company to become voidable or unenforceable, or otherwise limit the rights of the VIE and its investors to enforce the contracts.

Recently, the government of China proposed draft regulations that would apply to China-based companies raising capital offshore, including through VIE structures. These regulations have not been adopted, but would impose filing and disclosure obligations upon covered companies. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders.

Although unlikely, China could prohibit VIEs or severely limit the ability of operating companies to transfer economic value to VIEs, or otherwise limit the ability of VIEs to exercise governance rights with respect to the Chinese operating company through contractual arrangements. If any of these adverse outcomes occur, the value of a Fund’s investment in a VIE would likely be materially and adversely affected, and if the impact is permanent, it could result in the loss of the Fund’s investment in the VIE, which could impact the Fund’s return.

○	Stock Connect Schemes. The Funds may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are designed to deliver mutual stock market access between markets in mainland China and Hong Kong to permit foreign investors to trade specific listed China “A” shares through a “Northbound Trading Link”. Each Stock Connect scheme imposes trading limitations and daily quotas on market participants, and once a daily quota is reached, further purchase orders are restricted. Not all domestic China securities are available through Stock Connect schemes, and securities acquired through Stock Connect schemes are held in nominee name by the clearing company. Stock Connect schemes are still developing and have risks of illiquidity, trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets and from securities trading in other securities markets generally. The Fund’s access to securities and ability to buy or sell securities through a Stock Connect scheme could be adversely affected at any time by regulatory actions that apply to the Stock Connect scheme. If such an event occurs, the Fund’s ability to value its holdings purchased through a Stock Connect scheme could be limited and the value of the Fund shares could decline.

Risks of Investing in ETFs

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Shares May Trade At Prices Other Than NAV. ETF Shares are exchanged-traded shares, and are listed for trading on the NYSE Arca, and ETF Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the exchange could be higher than the NAV (premium) or lower than the NAV (discount).

Variation between market price and NAV. The market price of an ETF Share on the exchange may differ from the NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the Fund’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities; the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV could be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may contribute to a Fund’s NAV varying more widely from its market price.

Costs of buying/selling ETF Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price that investors are willing to pay for Fund Shares (the “bid” price) and the price at which investors are willing to sell Fund Shares (the “ask” price) is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

Information about a Fund's spread. The SmartETF’s website contains information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

Because Fund shares are exchanged-traded shares, and are listed for trading on the NYSE Arca, they may be bought and sold at market prices which may vary from the Fund’s most recently calculated NAV, which is calculated at the end of the business day. There may be times when the market price of a share on the exchange is higher than the NAV (premium), or lower than the NAV (discount). The market price may differ from the NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons. Because authorized participant can create and redeem shares in Creation Units, the Adviser believes that discounts or premiums will not be sustainable. High market volatility, disruptions to the process for creations and redemptions, and adverse impacts that affect authorized participants can result in longer term variations between the Fund’s share price and NAV.

●	Cash Redemption Risk. A Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally the Fund will effectuate redemptions in kind, meaning that when an Authorized Participant submits an order to redeem a creation unit, the Fund will deliver stock to the redeeming Authorized Participant. In some instances, however, the Fund will need to sell some securities and deliver cash instead of securities to effect a redemption with respect to a portion of the Fund’s portfolio. Certain foreign securities markets do not permit in kind transfers and in these cases, the Fund will sell the affected securities and deliver the proceeds of those sales in cash as part of the Fund’s settlement of a redemption order from an Authorized Participant. There may be other instances where a cash settlement of certain securities will be required. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, which could be taxable, and could cause the Fund to incur brokerage costs, which could decrease its return unless offset by a Transaction Fee.

●	Redemption Risk. ETF shares are not individually redeemable. Each Fund only redeems Fund shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in Fund shares, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●	Absence of Active Trading Market Risk. Although Fund shares are listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in Fund shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause a Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of a Fund aligned closely with the value of its underlying portfolio). Trading of the shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

●	Authorized Participant Concentration Risk. Only a limited number of financial institutions that enter into an authorized participant arrangement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Funds will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. If authorized participants do not proceed with creation and redemption orders for shares, a Fund’s shares could trade at a discount to NAV and could face trading halts or de-listing.

Portfolio Holding Disclosure Policy. The SmartETFs operate in a transparent fashion with respect to Fund holdings. Each Fund’s portfolio holdings are disclosed each business day on the website at www.smartefts.com. For each Fund, prior to the opening of trading on a Fund’s primary listing exchange, which is normally at 9:30 a.m. Eastern Standard Time, the Adviser will publish the list of securities (by name and quantity) that constitute a Creation Basket, as well as the estimated “balancing amount”. This disclosure occurs on the Fund’s website and is also disseminated through the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription service to NSCC members and/or subscribers. When a change is made to the portfolio, the change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours. This could allow investors the opportunity to “front-run” a Fund, meaning other market participants could engage in a practice wherein they purchase holdings in the Fund with the expectation that the Fund would shortly need to purchase the same securities and, in doing so, cause the prices of these holdings to increase. However, because the Funds plan on creating shares primarily in exchange for the Fund’s holdings (in-kind purchases), the Adviser does not believe that existing investors would be harmed by the real time disclosure of a Fund’s holdings.

Additionally, each Fund will disclose its complete portfolio holdings as of the end of its fiscal year and second fiscal quarter in its annual and semi-annual report to shareholders. Each Fund also discloses its complete portfolio holdings at the end of its first and third fiscal quarters in its Form N-Q, filed with the SEC no later than 60 days after the end of the fiscal period.

Website Disclosures. The following information about each Fund is available on the SmartETFs website, www.smartetfs.com, which is publicly available and free of charge:

●	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description and the quantity and weight of each security in the Fund;
●	The names and quantities of securities that constitute the Fund’s Creation Basket and estimated balancing amount (which will be posted before the commencement of the trading day);
●	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;
●	A table showing the number of days that the Fund shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new Funds);
●	A line graph showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for new funds);
●	The median bid/ask spread for the Fund on a rolling 30-day basis; and
●	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

For information on the Fund’s current holdings please visit www.smartetfs.com.

SmartETFs Sustainable Energy II ETF

SmartETFs Sustainable Energy II ETF’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Sustainable Energy II Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Energy companies (both U.S. and non-U.S.). The Fund will focus on a particular group of Energy companies that the Adviser considers to be “Sustainable Energy” companies, which are companies that, in the Adviser’s view, generate or provide alternative or renewable sources of energy (as compared to more traditional sources of energy that can be environmentally depletive), or that produce, generate, transport, or deliver energy or energy applications in a way that makes alternative or renewable energy more efficient or accessible. The Fund expects to invest in energy companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels and in companies that provide the equipment and technologies that enable these sources to be tapped, used, stored or transported, including companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

The Fund seeks to invest in companies that are positioned to benefit from many of the long-term themes associated with the transition towards a lower carbon economy and sustainable energy generation. Currently, the Adviser considers portfolio companies’ alignment with four of the United Nations Sustainable Development Goals: Goal 7: Affordable and Clean Energy; Goal 9: Industry, Innovation and Infrastructure; Goal 11: Sustainable Cities and Communities; and Goal 13: Climate Action. The Adviser may change these considerations at any time without notice to shareholders.

The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own proprietary research, independent research and the Adviser’s own evaluation process. In determining whether to buy or sell a portfolio position, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, its dividend history, the valuation of the company and its potential for growth. The Adviser also considers the business of the company and how this relates to alternative or renewable energy or energy efficiency. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund’s investments in any particular sub-category of Sustainable Energy companies, or in companies in any particular country, may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold approximately 35 stocks of approximately equal weight. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies and in companies economically tied to the U.S. and foreign countries, including, potentially, companies domiciled or traded in emerging markets.

The Fund invests in US and non-US companies. The Fund considers an issuer of securities to be a company economically tied to a particular country if it satisfies at least one of the following tests: (1) it is organized under the laws of a country, or has its headquarters in a country; (2) it derives a significant portion (i.e., 50% or more) of its total revenues, income or profits from business in a country but is listed elsewhere, or has a significant portion (i.e., 50% or more) of its assets in a country; or (3) its equity securities are traded principally on a stock exchange or in an over-the-counter market in a country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.

Except as noted above, the Fund’s Board of Trustees (the “Board”) may change the Sustainable Energy II ETF’s investment policies and strategies without prior notice to shareholders; the Fund will give notice to shareholders at least 60 days in advance of such a change.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the Fund’s investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund will not engage in market timing. The philosophy of the Fund is to remain fully invested.

Principal Risks of Investing in SmartETFs Sustainable Energy II ETF

 The principal risks of investing in the SmartETFs Sustainable Energy II ETF are described below, and describe further the risks set forth in summary prospectus. More information about specific risks is also included in the Statement of Additional Information. Each risk factor described below could have a negative effect on the Fund’s performance and share price.

Investing in this Fund may be more risky than investing in a Fund that does not apply a thematic strategy (Sustainable Energy) to invest in a particular set of companies. The Fund will focus its investments in Sustainable Energy companies, many of which may be in the energy sector, and specifically by investing in companies that generate, produce or distribute energy from alternative sources: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in these industries. The Adviser determines an issuer’s industry classification based on the Adviser’s evaluation of the issuer’s operations.

The Fund is subject to the risk that the earnings, dividends, and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international economic or political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; changes in energy demand or supply; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

We cannot guarantee that the Fund will meet its investment objective or that the value of the Fund’s holdings will increase. If the Fund’s value declines, you could lose money. You should consider the risks described below before you decide to invest in this Fund.

MANAGEMENT OF THE FUNDS

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. is the investment adviser for the SmartETFs Advertising & Marketing Technology ETF, SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, SmartETFs Smart Transportation & Technology ETF, and SmartETFs Sustainable Energy II ETF. Guinness Atkinson™ supervises all aspects of each Fund’s operations and advises the Funds, subject to oversight by the Board. Guinness Atkinson™ is solely responsible for investment strategy and security selection. For providing these services, the Funds will pay Guinness Atkinson™ the annual advisory fee shown below.

Contractual Advisory Fee Rate:	SmartETFs Advertising & Marketing Technology ETF	0.68%
	SmartETFs Asia Pacific Dividend Builder ETF	0.75%
	SmartETFs Dividend Builder ETF	0.45%
	SmartETFs Smart Transportation & Technology ETF	0.68%
	SmartETFs Sustainable Energy II ETF	0.79%

Under the agreement between Guinness Atkinson™ and each Fund, each Fund pays the Adviser a fee for the services and facilities it provides on a monthly basis. Each Fund is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, extraordinary expenses, distribution fees and expenses, interest, taxes and the advisory fee. Expenses not specifically payable by the Adviser are payable by the Fund.

In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, administration and accounting and other customary Fund expenses. Expenses that are attributable to a fund are charged against the Fund’s income in determining net income for dividend purposes. The Adviser has contractually agreed with each Fund to waive fees and/or reimburse expenses to the extent the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets. This expense limitation is in place through June 30, 2026 and may be renewed annually by the Board.

Expense Cap through June 30, 2026
SmartETFs Advertising and Marketing Technology ETF	0.68%
SmartETFs Asia Pacific Dividend Builder ETF	0.78%
SmartETFs Dividend Builder ETF	0.65%
SmartETFs Smart Transportation & Technology ETF	0.68%
SmartETFs Sustainable Energy II ETF	0.79%

Guinness Atkinson™ is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Guinness Atkinson’s™ London offices are located at 18 Smith Square, Westminster, London, SW1P 3HZ, United Kingdom. Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson™ managed approximately $273 million in mutual fund and exchange-traded fund assets as of December 31, 2022. Guinness Atkinson™ is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 18 Smith Square, Westminster, London, SW1P 3HZ, United Kingdom. These three entities share offices and other resources.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the first annual or semi-annual report to shareholders following commencement of the Funds’ operations.

Sub-adviser

Penserra Capital Management LLC serves as a sub-adviser to the SmartETFs Smart Advertising & Technology ETF, SmartETFs Smart Transportation & Technology ETF, and SmartETFs Sustainable Energy II ETF. Penserra provides a range of services directly to the Adviser, including functions related to portfolio management, such as investing cash inflows, implementing investment strategy, and researching and reviewing investment strategy. Penserra is compensated by the Adviser and does not receive payment from the Funds.

Penserra Capital Management LLC is a New York limited liability company located at 4 Orinda Way, Suite 100A, Orinda, California 94563. The Sub-Adviser is controlled by George Madrigal, by virtue of his indirect ownership of greater than 25%, and Dustin Lewellyn, by virtue of his direct ownership of greater than 25%.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Sub-Advisory Agreement for the SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising & Marketing Technology ETF is available in these Funds’ Semi-Annual Report to shareholders dated June 30, 2022.

Portfolio Management. The Funds’ portfolios are managed by experienced portfolio managers who are jointly and primarily responsible for the day to day management of the portfolios, as described below. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

The Funds are actively managed, meaning that the Adviser will select each Fund’s holdings based on its own research and evaluation process. In identifying investments that a Fund will buy or sell, the Adviser uses proprietary and independent research to identify companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand each company’s business model and prospects, valuation and potential for share price appreciation, income or return. The Adviser then monitors potential or actual investments for performance and risk perspectives as well as to quantify drivers of return and assess a company’s performance versus expectations. For each Fund, portfolio managers use internal proprietary models to categorize companies for purposes of evaluating investment potential. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Portfolio Manager	Business Experience During the Past Five Years
Adviser
Mark Hammonds, CFA	Mark Hammonds is a co-manager of the SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since May 2017). He joined Guinness AtkinsonTM in September 2012, prior to which he worked at Ernst & Young, where he qualified as a Chartered Accountant. Mr. Hammonds graduated from Corpus Christi College, Cambridge with a First Class degree in Management Studies in 2007. He is a CFA charter holder.
Edmund Harriss	Edmund Harriss is the lead manager of SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2006), Guinness AtkinsonTM Asia Focus Fund (since 2003), Guinness AtkinsonTM China & Hong Kong Fund (since 1998) and Guinness AtkinsonTM Renminbi Yuan & Bond Fund (since June 2011). Mr. Harriss joined Guinness AtkinsonTM in April 2003, prior to which he was employed by Investec from July 1993 to April 2003. Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies. Mr. Harriss also serves as the Chief Investment Officer of the Adviser.
Dr. Ian Mortimer, CFA	Dr. Ian Mortimer is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012), and Guinness AtkinsonTM Global Innovators Fund (since May 2011). He joined Guinness AtkinsonTM as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford. Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.
Matthew Page, CFA	Matthew Page is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012) and Guinness AtkinsonTM Global Innovators Fund (since May 2010). He joined Guinness AtkinsonTM in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.
Will Riley	Will Riley is the co-manager of the SmartETFs Smart Transportation & Technology ETF (since launch), SmartETFs Sustainable Energy II ETF, and also serves as the co-manager of the Guinness Atkinson Global Energy Fund (since May 2010) and Guinness Atkinson Alternative Energy Fund (since January 2019). He joined Guinness Atkinson™ as an analyst in May 2007. Mr. Riley worked for PricewaterhouseCoopers LLP from 2002 to 2007 having qualified as a Chartered Accountant in 2003. Mr. Riley graduated from Cambridge University with a Masters in Geography in 1999.
Jonathan Waghorn	Jonathan Waghorn is the co-manager of the SmartETFs Smart Transportation & Technology ETF (since launch), SmartETFs Sustainable Energy II ETF, and also serves as the co-manager of the Global Energy Fund (since May 2010) and Alternative Energy Fund (since January 2019). He joined Guinness Atkinson™ in 2013. Previously, Mr. Waghorn served as co-portfolio manager of the Investec Global Energy Fund from 2008 to 2012, succeeding Tim Guinness who managed the Investec Fund from 1998 to 2008. Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team. Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.
Sagar Thanki, CFA	Sagar Thanki joined Guinness Atkinson Asset Management in February 2017 as an Investment Analyst on the Global Equity team. In addition to servicing as portfolio manager for the SmartETFs Advertising & Marketing Technology ETF, he works on the Guinness Atkinson Global Innovators Fund and the SmartETFs Dividend Builder ETF. Before joining Guinness Atkinson, Mr. Thanki worked at Bloomberg LP as an Equity and Portfolios Product Specialist, and he started his career at Barclays Wealth as an Equity Analyst in the Discretionary Portfolio Management team. Mr. Thanki graduated from Selwyn College, University of Cambridge, with a Master’s degree in Economics in 2013.

Sub-Adviser
Dustin Lewellyn	Dustin Lewellyn has been a Managing Director with the Sub-Adviser since 2012 and holds a CFA designation. From 2011 through 2015, he was President and Founder of Golden Gate Investment Consulting LLC. Previously, he served as a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), and as head of portfolio management for Schwab ETFs.
Ernesto Tong	Ernesto Tong has been a Managing Director with the Sub-Adviser since 2015 and holds a CFA designation. From 2008 to 2015, Mr. Tong was a vice-president at Blackrock and served as portfolio manager for a number of iShares ETFs.
Anand Desai	Anand Desai has been an Associate with the Sub-Adviser since 2015. From 2010 to 2015, Mr. Desai was a portfolio fund accountant at State Street.

Fund Expenses

In addition to the advisory fees discussed above, the Funds incur other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets:

Distribution Plan & Payments to Dealers

Distribution Plan. The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.10% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board of Trustees of the Funds have not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Funds do not plan to make payments under the Rule 12b-1 Plan currently, and each Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan.

Additional Payments to Dealers. The Adviser (and their affiliates) may make payments to dealers or other financial intermediaries and service providers for distribution and/or servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Sell Shares

Shares of the SmartETFs trade on the NYSE Arca exchange during the trading day. Fund shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Fund shares through a broker, you may incur customary brokerage commissions and charges. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrow”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Fund shares are bought and sold at a market price, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Funds will only issue or redeem ETF shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Funds will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day. In limited circumstances, Fund shares may be individually issued outside of Creation Units, such as to participants in a dividend reinvestment program offered by a broker or in connection with a merger transaction.

Each Fund’s shares are listed on the NYSE Arca exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Fund Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs ETF shares and is recognized as the owner of all ETF shares for all purposes. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs ETF shares and is recognized as the owner of all ETF shares for all purposes.

Investors owning Fund shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Fund shares. Participants include DTC, securities brokers, and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund shares, you are not entitled to receive physical delivery of stock certificates or to have Fund shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any rights as an owner of Fund shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of Fund shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the Fund. When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes a Transaction Fee on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Fund shares.

Pricing Fund Shares

Market Price. Each SmartETFs ETF shares trade in the secondary market at market prices, which may differ from the NAV per share.

Net Asset Value. The NAV of each of the Funds is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

Each Fund’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. The Funds’ securities are valued based upon readily available price quotations from the principal exchange or market on which the securities are traded, and are generally valued at their official closing price or the last reported sale price. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or when the valuation, in the judgment of the Adviser, does not represent its accurate value. The Funds also may fair value a security if the Fund or the Adviser believes that the market price is stale. Under the Funds’ fair valuation process, when a fair valuation event occurs, a committee that includes representatives from the Adviser, the Custodian, and the Funds’ Chief Compliance Officer, convenes to review pricing information and determine the fair value of the security in question.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Premium/Discount Information

Information regarding how often the Funds traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters will be available at www.smartetfs.com.

Distributions and Taxes

Dividends and Capital Gains Distributions. The Funds will distribute all or most of its net investment income and net capital gains to shareholders. Dividends (investment income), if any, will normally be declared and paid at least annually. Some of the Funds’ investment income may be subject to withholding tax. Net realized capital gains, if any, will be distributed at last annually, and normally in December. When calculating the amount of capital gain, the Funds can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Buying Before a Dividend. If you purchase shares of the Funds on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower a Fund’s NAV on that date and represents, in substance, a return of basis (your cost); however, you will be subject to federal income taxes on this distribution.

Dividend Reinvestment. No dividend reinvestment service is currently provided by the Funds. Broker dealers may make available a dividend reinvestment service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners interested in such a service should contact their broker for availability and other necessary details. Brokers may require beneficial owners to adhere to specific procedures and timetables to participate. If a dividend reinvestment service offered by a broker is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Issues. The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the U.S. federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year. Additional tax information appears in the Funds’ Statement of Additional Information.

Distributions to Shareholders. Qualified dividends received from the Funds by non-corporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Funds. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Funds’ short-term capital gains are taxable as ordinary income. Dividends from the Funds’ long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from a Fund, and gains from the sale of shares of a Fund, will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts.

Generally, the Funds and financial intermediaries are obligated to withhold and remit to the US Treasury a percentage of taxable distributions and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that it is exempt from withholding.

Gain or Loss on Sale of Fund Shares. You may recognize either a gain or loss when you sell Fund shares. The gain or loss is the difference between the proceeds of the sale (the market price per share on the date of sale times the number of Fund shares sold reduced by the expenses of the sale) and your adjusted basis in those Fund shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell Fund shares at a loss and purchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. Shares acquired through a dividend reinvestment service offered by a broker may cause a “wash sale”.

Withholding Taxes. The Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (currently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Source Income and Withholding Taxes. Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the source. If the Funds meets certain requirements, it may elect to “pass-through” these foreign taxes to shareholders. If the Funds so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Cost Basis Reporting.  Federal law requires that investment companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Guinness Atkinson Funds have chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way that Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each series of the Guinness Atkinson Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Guinness Atkinson Funds and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Taxes on Creation or Redemption by Authorized Participants.

Authorized Participants who exchange securities for Creation Units generally will recognize gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and cash paid for Creation Units. Authorized Participants who redeem Creation Units generally will recognize gain or loss equal to the difference between their basis in the Creation Units and the sum of the aggregate market value of securities received and any cash received for such Creation Units. The IRS may take a position that an exchange does not give rise to a loss, including as a result of the “wash sale” rules. Authorized Participants must consult their tax advisors with respect to whether or not such a loss may be deductible.

Capital gain or loss realized upon the redemption (or creation) of Creation Units generally will be treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year, and as short term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

Possible Tax Law Changes. Various administrative and legislative changes to the US federal tax laws have been suggested or are under consideration, but it is not possible at this time to determine whether any of these changes will be adopted, what the changes might entail, and whether changes could affect taxation with respect to your investment in the Fund. Similar administrative and tax considerations may apply in foreign countries in which the Fund holds investments. It is not possible at this time to determine whether administrative or legislative changes could affect taxation with respect to the Fund’s investments.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Advertising & Marketing Technology ETF’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-866-307-5990,

SmartETFs Advertising & Marketing Technology ETF

For a capital share outstanding throughout the period.

	Year Ended		For the Period December 31, 2020*
	December 31, 2022	December 31, 2021	to December 31, 2020
Net asset value, beginning of period	$26.94	$25.25	$25.25

Investment operations:
Net investment income (loss)	(0.10)	(0.16)	-
Net realized and unrealized gain (loss) on investments	(14.33)	1.85	-
Total from investment operations	(14.43)	1.69	-

Net asset value, end of period	$12.51	$26.94	$25.25

Total return	(53.56%)	6.69%	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,126	$2,694	$252

Ratio of expenses to average net assets:
Before fee waived	7.51%	4.90%	810.45	%(2)
After fees waived	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(7.37%)	(4.82%)	(810.45	%)(2)
After fees waived	(0.54%)	(0.60%)	0.68	%(2)

Portfolio turnover rate (3)	22.10%	21.14%	0.00	%(1)

*	Commencement of operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Asia Pacific Dividend Builder ETF’s and SmartETFs Dividend Builder ETF’s financial performance for the past five years. Each of the SmartETFs Asia Pacific Divided Builder ETF and the SmartETFs Dividend Builder ETF have adopted the performance history of their predecessor funds, which were operated as mutual funds. The financial information shown below is for the predecessor mutual funds for the periods prior to the conversion of the Funds into exchange traded funds on March 26, 2021. Each Fund’s total net operating expense ratio is lower than the net operating expense ratio of its predecessor Fund. The information in the tables below for the predecessor funds has not been adjusted.

Some information reflects financial results for a single share of the predecessor mutual funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the mutual funds, which the Adviser believes is an accurate representation of how the Funds would have performed., assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements is included in the Funds’ annual report, which is available by calling 866 307-5990.

SmartETFs Dividend Builder ETF

For a capital share outstanding throughout each period.

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.89	$22.77	$20.74	$16.91	$18.09

Investment operations:
Net investment income	0.49	0.50	0.45	0.49	0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(2.99)	4.78	2.00	3.97	(1.17)
Total from investment operations	(2.50)	5.28	2.45	4.46	(0.73)

Distributions to Shareholders from:
Net investment income	(0.44)	(0.48)	(0.42)	(0.50)	(0.45)
Realized gain	(0.93)	(0.68)	- (1)	(0.13)	-
Total distributions	(1.37)	(1.16)	(0.42)	(0.63)	(0.45)

Net asset value, end of period	$23.02	$26.89	$22.77	$20.74	$16.91

Total return	(9.39%)	23.60%	12.26%	26.71%	(4.14%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$20.9	$24.5	$22.1	$12.9	$8.5

Ratio of expenses to average net assets:
Before fee waived	1.22%	1.04%	1.56%	1.98%	2.00%
After fees waived(2)	0.65%	0.66%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets:
Before fees waived	1.43%	1.56%	1.43%	1.30%	1.12%
After fees waived	2.00%	1.94%	2.31%	2.60%	2.44%

Portfolio turnover rate (3)	20.66%	18.47%	11.48%	18.51%	23.71%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interest expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

SmartETFs Asia Pacific Dividend Builder ETF

For a capital share outstanding throughout each period.

	Year Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$16.39	$16.92	$16.58		$14.22	$17.85

Investment operations:
Net investment income	0.51	0.96	0.37		0.51	0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(3.29)	0.84	1.84		2.35	(3.36)
Total from investment operations	(2.78)	1.80	2.21		2.86	(2.87)

Distributions to Shareholders from:
Net investment income	(0.39)	(0.89)	(0.38)		(0.50)	(0.77)
Realized gain	-	(1.44)	(1.49)		-	-
Total distributions	(0.39)	(2.33)	(1.87)		(0.50)	(0.77)

Redemption fee proceeds	-	-	-		- (1)	0.01

Net asset value, end of period	$13.22	$16.39	$16.92		$16.58	$14.22

Total return	(16.92%)	11.27%	13.90%		20.33%	(16.42%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$3.4	$4.2	$4.2		$4.7	$4.2

Ratio of expenses to average net assets:
Before fee waived	4.94%	3.55%	3.00%		4.02%	3.27%
After fees waived(2)	0.78%	0.86%	1.11	%(3)	1.10%	1.12	%(3)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.51%)	(0.04%)	0.98%		0.34%	0.89%
After fees waived	3.64%	2.65%	2.87%		3.26%	3.04%

Portfolio turnover rate (4)	7.27%	27.21%	217.65%		32.99%	23.38%

(1)	Amount represents less than $0.01 per share.

(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%.

(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02% for the year ended December 31, 2020, and 2018, respectively.

(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

 FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand SmartETFs Smart Transportation & Technology ETF financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-866 307-5990.

SmartETFs Smart Transportation & Technology ETF

For a capital share outstanding throughout the period.

	Year Ended			For the Period November 14, 2019*
	December 31, 2022	December 31, 2021	December 31, 2020	to December 31, 2019
Net asset value, beginning of period	$47.45	$40.74	$26.36	$25.00

Investment operations:
Net investment income	0.56	0.44	0.06	0.02
Net realized and unrealized gain (loss) on investments	(13.19)	6.53	15.42	1.34
Total from investment operations	(12.63)	6.97	15.48	1.36

Distributions to Shareholders from:
Net investment income	(0.77)	(0.22)	(0.08)	-
Realized gain	(0.02)	(0.04)	(1.02)	-
Return of Capital	(0.03)
Total distributions	(0.82)	(0.26)	(1.10)	-

Net asset value, end of period	$34.00	$47.45	$40.74	$26.36

Total return	(26.77%)	17.12%	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$10.2	$16.6	$7.1	$2.6

Ratio of expenses to average net assets:
Before fee waived	0.92%	0.88%	1.51%	3.87	%(2)
After fees waived	0.68%	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	1.06%	0.87%	(0.45%)	(2.44	%)(2)
After fees waived	1.30%	1.07%	0.38%	0.75	%(2)

Portfolio turnover rate (3)	4.84%	12.20%	16.10%	0.00	%(1)

*	Commencement of operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the SmartETFs Sustainable Energy II ETF’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request by calling 1-866 307-5990.

SmartETFs Sustainable Energy II ETF

For a capital share outstanding throughout the period.

	Year Ended		For the Period November 11, 2020*
	December 31, 2022	December 31, 2021	to December 31, 2020
Net asset value, beginning of period	$32.93	$30.16	$25.48

Investment operations:
Net investment income (loss)	0.10	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	(4.10)	3.56	4.69
Total from investment operations	(4.00)	3.64	4.68

Distributions to Shareholders from:
Net investment income	(0.08)	(0.09)	-
Realized gain	(0.29)	(0.78)	-
Total distributions	(0.37)	(0.87)	-

Net asset value, end of period	$28.56	$32.93	$30.16

Total return	(12.23%)	12.11%	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,140	$5,927	$905

Ratio of expenses to average net assets:
Before fee waived	3.29%	2.84%	30.82	%(2)
After fees waived	0.79%	0.79%	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(2.17%)	(1.76%)	(30.22	%)(2)
After fees waived	0.33%	0.29%	(0.18	%)(2)

Portfolio turnover rate (3)	19.02%	24.21%	4.55	%(1)

*	Commencement of operations.

(1)	Not annualized.

(2)	Annualized.

(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

NOTICE

SmartETFs shares are not sponsored, endorsed, sold or promoted by the NYSE Arca Exchange. NYSE Arca makes no representation or warranty, express or implied, to the Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular, or with respect to any ETF’s ability to achieve its investment objective.

The Listing Exchange is not responsible for, nor has it participated in, the timing of, prices of, or quantities of the shares of the Funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing, or trading of the shares of the Funds.

▪	Statement of Additional Information. The SAI provides a more complete discussion about the Funds and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪	Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The Funds will issue an annual report after the fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the Funds’ performance during the fiscal period.

As of January 1, 2021, paper copies of the Funds shareholder reports are no longer sent by mail. Instead, the reports are made available on the Funds’ website (www.smartetfs.com), and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from SmartETFs or from your financial intermediary, free of charge, at any time.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@smartetfs.com, by calling 866 307-5990 (toll free in the United States), visiting the Funds’ website, www.smartetfs.com, or by calling or writing a broker-dealer or other financial intermediary. To request other information about the Funds and to make shareholder inquiries, please call 866 307-5990. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-08360

Website: www.smartetfs.com

Email: mail@smartetfs.com

SmartETFs

STATEMENT OF ADDITIONAL INFORMATION

SmartETFs Advertising & Marketing Technology ETF (NYSE: MRAD)

SmartETFs Asia Pacific Dividend Builder ETF (NYSE: ADIV)

SmartETFs Dividend Builder ETF (NYSE: DIVS)

SmartETFs Smart Transportation & Technology ETF (NYSE: MOTO)

SmartETFs Sustainable Energy II ETF (NYSE: SOLR)

May 1, 2023

This Statement of Additional Information (the “SAI”) of the Guinness Atkinson Funds (the “Trust”) is not a prospectus, but should be read in conjunction with the current prospectus dated May 1, 2023, pursuant to which the Funds listed above is offered. The financial statements of the Funds and the report on the audited statement of assets and liabilities of the Funds included in such Funds’ Annual Report for the year ended December 31, 2022 are incorporated by reference in their entirety into this SAI. This SAI is incorporated by reference in its entirety into the prospectus for each Fund. Please retain this SAI for future reference.

For a free copy of the prospectus for any Fund or for the Funds’ annual report, please call toll-free 1-866-307-5990.

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TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3
INVESTMENT OBJECTIVES AND POLICIES	4
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	12
RISK FACTORS AND SPECIAL CONSIDERATIONS	13
INVESTMENT RESTRICTIONS AND POLICIES	27
PORTFOLIO TRANSACTIONS	30
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	33
MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION	38
PERFORMANCE INFORMATION	39
PORTFOLIO HOLDINGS INFORMATION	40
TAX MATTERS	41
MANAGEMENT OF THE TRUST	50
THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT	57
PORTFOLIO MANAGERS	62
THE ADMINISTRATOR	64
DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN	64
DESCRIPTION OF THE FUNDS	65
SHAREHOLDER REPORTS	67
FINANCIAL STATEMENTS	67
PROXY VOTING GUIDELINES	67
GENERAL INFORMATION	69
ANTI-MONEY LAUNDERING PROGRAM	69

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GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust comprises twelve separate series portfolios, each of which has unique investment objectives and strategies. This SAI describes only the following five SmartETFs (each, an “ETF” or, for purposes of this SAI, a “Fund”):

●	SmartETFs Advertising & Marketing Technology ETF, listed on the NYSE Arca exchange under the ticker symbol MRAD (inception date: December 30, 2020);

●	SmartETFs Asia Pacific Dividend Builder ETF, listed on the NYSE Arca exchange under the ticker symbol ADIV (incepted as a mutual fund on March 31, 2006 under the name Asia Pacific Dividend Fund and converted to an exchange traded fund on March 26, 2020);

●	SmartETFs Dividend Builder ETF, listed on the NYSE Arca exchange under the ticker symbol DIVS (incepted as a mutual fund on March 30, 2012 under the name Inflation Managed Dividend Fund and converted to an exchange traded fund on March 26, 2020);

●	SmartETFs Smart Transportation & Technology ETF, listed on the NYSE Arca exchange under the ticker symbol MOTO (inception date November 15, 2019); and

●	SmartETFs Sustainable Energy II ETF, listed on the NYSE Arca exchange under the ticker symbol SOLR (inception date November 11, 2020).

The Trust contains six other separate series, which are operated as open-end mutual funds, and which are described in a separate SAI.

The Funds are exchange-traded funds and each Fund’s Exchange Traded Shares (the “ETF Shares” or the “Shares”) are listed on the exchanges identified above (each of the NYSE Arca the “Exchange”). For each Fund, Shares trade on the Exchange at a market price that may differ from the Share’s net asset value (“NAV”). The Funds issue and redeem ETF Shares on a continuous basis at NAV in large, specified blocks of Shares (typically 10,000 shares or more) called “Creation Units.” The size of Creation Units may change from time to time. Creation Units are not expected to consist of less than 10,000 Shares.

For each Fund, Creation Units are issued to and redeemed by Authorized Participants in-kind for securities included in the Fund’s portfolio and in some cases, an amount of cash, at the discretion of the Adviser. An Authorized Participant normally purchases or redeems a creation unit for a “basket” of securities specified by the Fund. In most instances, this “basket” is representative of the Fund’s portfolio. Each Fund has adopted Custom Basket Procedures under which non-representative baskets may be used in the creation or redemption process. Creation and redemption of ETF Shares is discussed in detail in “Purchase and Redemption of Shares in Creation Units” later in this SAI.

Except when aggregated in Creation Units, ETF Shares are not redeemable securities of the Fund. Retail investors, therefore, generally will not be able to purchase the Shares directly (except through a dividend reinvestment program offered by a broker). Retail investors will purchase Shares in the secondary market with the assistance of a broker.

The discussion below regarding each Fund’s investment objectives and policies should be read in conjunction with the Fund’s prospectus. Portfolio management for each Fund is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware corporation with offices at 251 South Lake Avenue, Suite 800, Pasadena, California 91101.

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INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s investment objective and strategies is described in its Prospectus.

Smart ETFs Advertising & Marketing Technology ETF

The SmartETFs Advertising & Marketing Technology ETF’s investment objective is long-term capital appreciation from investments in publicly-traded equity securities of companies, domestic or foreign, that create or use technology to increase the efficiency of advertising and marketing activities. The Fund’s strategy is thematic, and the Adviser classifies potential portfolio companies as Advertising or Marketing Technology companies, based on its internal proprietary analysis.

●	Advertising companies are companies that engage in advertising-related activities, which means using communications to sell products or services. Advertising related activities includes:

○	The placement, sale or publication of advertisements, including digital, print, broadcast and “out of home” media (advertising that reaches consumers while they are outside their home);

○	The development of advertising and public relations services, strategies and creative assets (including designing, creating or producing advertisements), and systems or platforms that deliver advertising (such as streaming services or other technology-based applications or platforms), as well as programmatic advertising platforms; or

○	The placement or distribution of advertisements through various platforms or exchanges, including on social media applications as well as through public relations programs or promotional activities and events.

Advertising companies could include companies that engage through traditional media (newspapers, magazines, radio or television) or through new media (internet, streaming, gaming, social media or other applications including music streaming), and could also include companies that are making advertising more efficient in delivering content (including educational content) to larger or more targeted groups of consumers.

●	Marketing Technology companies are companies that use technology or technology solutions to deliver marketing services or make marketing activities more efficient. The products and services delivered by Marketing Technology companies could include:

○	Traditional or non-traditional media companies and marketing agencies that offer advertising clients the ability to use technology for advanced or tailored targeting of communications to customers or potential customers;

○	Customer relations, and customer relationship management platforms;

○	Marketing and customer/consumer data, and analytical assessments of that data, including customer identification and tracking;

○	Web-based marketing information and email services and technologies;

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○	Products and services used to develop and distribute marketing and advertising assets (digital or non-digital), including programmatic advertising platforms or marketing automation platforms;

○	Security, data security and authentication services used on websites; and

○	Products and services designed to improve customer experiences, whether online, in-store, or by telephone.

Marketing Technology companies could also include companies that provide products, platforms or services that allow marketers to assess or improve the results of their advertising or marketing activities by using technology, software (including automation programs), data and customer insights.

By investing in these companies, the Fund seeks to capture potential returns from using technology, data and customer insights to provide higher levels of customer service and maximize advertising and marketing efficiency at lower cost. Most of the companies in the Fund’s portfolio will provide products and services to marketers and advertisers and end users that enhance or optimize their marketing efforts including by making them more efficient or well-targeted. Some of the companies will produce creative content as well.

The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in Advertising and Marketing Technology companies (as defined above), and these companies may fall into the following industry groups: telecommunications services, media and entertainment, IT services and commercial and professional services. A downturn in companies in any of these industry groups would have a larger impact on the Fund than on a fund that does not concentrate in Advertising and Marketing Technology companies.

The Fund is designed for investors who seek long term capital appreciation from investments in advertising and marketing technology companies.

SmartETFs Asia Pacific Dividend Builder ETF

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital appreciation. SmartETFs Asia Pacific Dividend ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, dividend-producing equity securities of Asia Pacific companies. The Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. The Adviser seeks to invest in companies that have returned a cash flow return on investment of at least 8% or each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.

Under normal market conditions the SmartETFs Asia Pacific Dividend Builder ETF will invest in at least four different countries, which include but are not limited to Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, United Kingdom, United States and Vietnam. The Fund’s geographical concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards geographical concentration. The Fund does not have a policy to concentrate (that is, invest more than 25% of its assets), in issuers in a particular industry. Under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

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The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of Asia Pacific companies.

SmartETFs Dividend Builder ETF

SmartETFs Dividend Builder ETF’s investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation. The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time. The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund will consider all companies in the world’s developed and emerging markets. The Fund does not have a policy to concentrate (that is, invest more than 25% of its assets), in issuers in a particular industry. The Adviser will invest the Fund’s assets in securities of all market capitalization companies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

SmartETFs Smart Transportation & Technology ETF

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation from investments in companies involved in the development and production of products or services for “smart” transportation products and systems, including safer, cleaner or connected vehicles (typically autonomous and/or electric vehicles) and Smart Transportation companies providing “transportation as a service,” and in Technology companies, including Technology companies whose products or services are used in transportation. Smart Transportation is a thematic concept rather than an industry sector.

This includes companies that are:

●	designing, producing, manufacturing or distributing vehicles (autonomous, electric or hybrid) that are objectively on the path towards autonomy by using at least Level 1 autonomy technology as established by the standards adopted by SAE International or Partners for Automated Vehicle Education;

●	designing, producing, manufacturing or distributing vehicles, vehicle components or systems that increase efficiency or reduce emissions from vehicles, such as companies making “light hybrid” or “fully electric,” thermal management systems, more efficient fuel technologies (batteries, and alternative fuels or fuel cells);

●	designing, producing, manufacturing or distributing vehicles using connectivity or communication in their operations, internally or externally (V2V or V2I), or their components or systems, including infrastructure systems such traffic information or control devices, emergency response platforms, global positioning systems, speed or radar information collectors; and sensors, cameras, semi-conductors, interactive advanced driver assistance systems (ADAS), cooperative intelligent transportation systems and connected vehicle data networks;

●	creating or producing application-based hailing or sharing of cars, scooters or other vehicles (whether movement is by ground or air), normally using global positioning satellite (GPS) technology, connectivity and software applications; and

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●	supplying software and systems to develop and test autonomous driving capability or companies that develop or manufacture systems and hardware that are used in autonomous, electric or hybrid vehicles.

Level 1 autonomy technology refers to standards of autonomy promulgated by SAE International contained in J3016: Levels of Driving Automation, or as announced by Partners for Automated Vehicle Education, a coalition of industry, nonprofit and academic institutions that educates the public and policymakers about automated vehicles.

The Fund will also invest in Technology companies. The Adviser considers Technology companies to mean companies that are in the business of developing, advancing and using technology to improve processes, applications or outcomes or create innovations, which could occur through hardware and related components or equipment, or software or services. This includes companies that deliver products or services in the following industries: information technology, such as software, services, hardware, semi-conductors and equipment; electronic equipment and instruments; computers or their components, hardware, storage or peripherals; telecommunications equipment or services (voice, data or wireless); internet commerce and information (including networks and connected payment systems); data processing (including management and retention); and imagery (including digitization, mapping and interfacing applications).

The Fund also invests in Technology companies, including Technology companies whose products or services are used in transportation. whose products or services are used in transportation, which are companies that:

●	Make hardware (including semi-conductors) or software for use in vehicles using at least Level 1 autonomy technology, data companies, sensor manufacturers (radar, lidar, cameras and other technologies), companies that provide software and mapping products or services relate to vehicle connectivity, battery and alternative fuel manufacturers or suppliers and producers of components and materials (including lithium) used in batteries and alternative fuels; or

●	Offer for sale or otherwise distribute Smart Transportation vehicles (autonomous, electric or hybrid); or

●	Have demonstrated a commitment to autonomous vehicle development by having obtained certification by at least one government entity related to their autonomous driving research program; or

●	Develop smart “transportation as a service” applications, including urban air mobility services, and have obtained certification by at least one government entity related to their transportation service program.

SmartETFs Sustainable Energy II ETF

The SmartETFs Sustainable Energy II ETF’s investment objective is long term capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities of sustainable energy companies (both U.S. and non-U.S.). The Fund will focus on a particular group of companies that the Adviser considers to be “Sustainable Energy” companies, which are companies that, in the Adviser’s view, generate, produce or provide alternative or renewable sources of energy (as compared to more traditional sources of energy that can be environmentally depletive, such as fossil fuels like oil or coal or other hydrocarbon-based fuels), or that produce, generate, transport, or deliver energy or energy applications in a way that makes alternative or renewable energy more efficient or accessible. The Fund expects to invest in:

●	energy companies that generate power through solar, wind, hydroelectric, tidal wave, geothermal, biomass or biofuels;

●	companies that provide the equipment and technologies that enable these types of energy to be tapped, used, stored or transported, and

●	companies that create, facilitate or improve technologies that conserve or enable more efficient use of energy.

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The Adviser categorizes the universe of companies it deems to be Sustainable Energy companies into four key areas related to the specific aspects of the energy business. Currently, these key areas are:

Generation:	companies involved in generating sustainable energy, either pure-play companies or companies working to transition from hydrocarbon-based fuels
Installation:	companies involved in manufacturing equipment for generation and consumption of sustainable energy
Displacement:	companies involved in the displacement or improved efficient usage of existing hydrocarbon-based energy
Electrification:	companies effectuating the switching from hydrocarbon-based fuel demand towards electricity or other renewal energy sources, especially for transportation

By investing in companies in these four key areas, the Fund is attempting to benefit from the transition to a lower-carbon economy and adoption of sustainable, renewable and alternative energy sources and their generation and associated applications. The Fund’s holdings in each key area may vary and the FUND may invest in companies that do not fall within these key areas. The Adviser may change these key areas from time to time.

The Fund’s holdings in each key area may vary and the Fund may invest in Sustainable Energy companies that do not fall within these key areas. The Fund does not invest in companies that derive the majority of their revenues or profits from fossil fuel extraction or coal. Currently, in constructing the Fund’s portfolio, the Adviser considers portfolio companies’ alignment with four of the United Nations Sustainable Development Goals: Goal 7: Affordable and Clean Energy; Goal 9: Industry, Innovation and Infrastructure; Goal 11: Sustainable Cities and Communities; and Goal 13: Climate Action. The Adviser may change these considerations at any time without notice to shareholders.

The Fund will concentrate its investments (that is, invest more than 25% of its total assets) in Sustainable Energy companies (as defined above), and these companies may fall into the following group of industries: renewable energy (solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity); as well as semiconductors and electrical equipment. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate in Sustainable Energy companies.

The Fund is designed for investors who seek long term capital appreciation from investments in sustainable energy.

For All Funds

Temporary Defensive Strategies. When current market, economic, political or other conditions are unsuitable or would impair the pursuit of an investment objective, the Adviser may temporarily invest up to 100% of a Fund’s assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, it may not achieve its investment objective. The Funds do not engage in market timing. The Adviser’s philosophy for the funds it manages is that the funds should remain invested and all of the Funds are managed to be fully invested at all times.

Diversification. Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

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General Information about the Funds

The following information concerning the Funds augments the disclosure provided in each Fund’s Prospectus.

Derivatives

The Funds do not intend to employ leveraging techniques, except that a Fund may use derivatives from time to time when desirable to effectuate its investment strategies. The Funds intend to use foreign currency forward contracts when appropriate and useful to effectuate investments in securities traded on foreign markets. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. None of the Funds use derivatives as a principal investment strategy.

In 2020, the SEC adopted new Rule 18f-4 (the “Derivatives Rule”), which replaces current asset segregation requirements with a new framework for the use of derivatives by registered funds. For funds using a significant amount of derivatives, the Derivatives Rule mandates that the fund adopt and implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. Compliance with the Derivatives Rule is required by August 2022. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. Based on the extent of derivatives use by the Funds, the Funds expect to rely on this exception.

Money Market Instruments

From time to time, each Fund may invest in Money Market Instruments, normally in connection with creation and redemption transactions, or in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments, made directly or indirectly (through funds or other “sweep” arrangements) in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While each Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, under normal market conditions, the Funds do not expect to have substantial portion of their assets invested in Money Market Instruments. Each Fund may use Money Market Instruments without limitation when it applies its temporary defensive strategy.

Foreign Issuers

Each Fund does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or if the Adviser has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Depositary Receipts. Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Global Depositary Shares (“GDSs”) (collectively, “Depositary Receipts”). Depositary Receipts are certificates evidencing an interest in a pool of securities of a specific issuer held by a bank. In most cases, the certificate evidencing ownership of the facility also includes a conversion component that entitles the holder to obtain the securities. Depositary Receipts are a method to obtain exposure to a specific issuer, normally not a US issuer, without trading in the local market for the issuer’s securities. Depositary receipts may be “sponsored”, in which case the issuer participates with a bank in arranging the facility, or “unsponsored”, in which case the issuer is not involved in arranging the facility and the facility is arranged by a bank or by a third party working with a bank. Unsponsored Depositary Receipts are normally more expensive and less liquid than sponsored Depositary Receipts, and the issuer of stock underlying an unsponsored Depositary Receipt facility does not treat the certificate holders as shareholders for purposes of supplying information about the issuer or its securities.

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ADRs are Depositary Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each Fund’s investment policies, investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts bear the risks associated with their underlying securities as well as risks associated with the Depositary Receipts themselves. Depositary Receipts can be adversely affected by regulatory restrictions or sanctions affecting the stock underlying the Depositary Receipt, for example, when the stock underlying a Depositary Receipt is restricted from trading on an exchange or from being held by investors due to sanctions orders. In that case, the Depositary Receipt may or may not continue to trade and could become illiquid at any time. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities.

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Other Investment Companies

Each Fund, together with any of its “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may invest in securities of other investment companies, including ETFs and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 thereunder. If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund will be exposed to the investment risks of that other investment company, and the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Generally, a Fund may invest in the securities of another investment company (the “acquired company”) so long as the Fund, immediately after the investment, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Generally, a Fund may invest in other investment companies that are money market funds in excess of these limitations.

There can be no assurance that appropriate investment companies will be available for investment. The Funds will not invest in other investment companies unless, in the Adviser’s judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

 Securities Lending

Each Fund may lend portfolio securities up to 33-1/3% of its total assets. Currently the Funds are not participating in securities lending arrangements but they may do so. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the lending Fund receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through lending and through the investment of the cash collateral. For the purposes of this policy, a Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Fund’s investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, a Fund bears the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline in value, which does not trigger additional collateral requirements from the Borrower. A lending Fund will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the Funds and that is acting as a “placing broker” and may pay other fees in connection with a securities lending program. Collateral management services, to the extent provided by the Adviser or its affiliates, are not covered by the Fund’s investment advisory agreement.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

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ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of each Fund’s investment policies and strategies described in the Prospectus and associated non-principal risks. In pursuing its investment objective, each Fund will invest as described below and employ the investment techniques described in the Prospectus and elsewhere in this SAI.

Capitalization Size

The Funds may invest in companies with a range of capitalizations, including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap (US $10 billion and above). As a general rule, investing in small cap or mid cap companies may be more risky than investing in large cap companies. Small cap or mid cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns, including arising from supply chain disruptions. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies, which can make them illiquid. Small- or mid-cap companies may have more limited financial resources including access to credit lines and financing arrangements. Securities issued by small- or mid-cap companies may be more volatile. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities of larger capitalization companies.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Funds monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. The Funds have adopted a liquidity risk management program and procedures to categorize each Fund’s investments, identify illiquid securities and ensure that each Fund maintains adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board. The Adviser monitors the liquidity of Rule 144A securities and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

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In reaching a liquidity decision, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Infectious Disease Risk

An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. Although vaccines have been developed and are being deployed, these measures have not been uniformly implemented and the COVID-19 pandemic remains ongoing. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, school closures, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty, although interventions have reduced its impact. The Covid-19 pandemic has continued to affect economies globally through 2022 as new variants of the virus are detected, although countries have modified their responses to the pandemic, although in some countries, quarantines and business closures continue to have adverse economic impacts. Market disruptions can adversely impact a Fund and its investments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Sustainable Energy II ETF concentrates its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity (collectively, “Sustainable Energy”). The Fund’s concentration in Sustainable companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in Sustainable Energy companies would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. Sustainable Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable Energy companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. At times, the performance of securities of Sustainable Energy companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

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Capital Controls and Sanctions Risks

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government interventions (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies, companies economically tied to foreign countries and related securities and interests (including depositary receipts)) and the imposition of capital controls and/or sanctions, which could include retaliatory actions by one government against another government, seizure of assets, prohibitions on transfers of currency, securities or other assets, import and export restrictions and restrictions on or prohibitions from accessing capital markets (including funding markets) or banking systems. Capital controls and/or sanctions could adversely impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of Fund investments, adversely affect the trading market and price for Fund shares, or cause a Fund to decline in value.

Ukraine Sanctions. In 2022, in response to Russia’s invasion of Ukraine and other events (primarily cybersecurity related events), economic sanctions were imposed on Russia and individuals, companies and industries economically tied to Russia, by a number of governments, including the United States, EU, and other Western countries. These sanctions are intended to reduce Russia’s ability to continue its invasion of Ukraine and negatively affect the overall Russian economy. The sanctions were imposed by countries unilaterally but countries imposing sanctions have worked a coordinated fashion to target Russian companies, Russian individuals and the Russian financial, energy and defense sectors, resulting in capital flight, a loss of confidence in Russian securities and debt and in securities of companies economically tied to Russia, and retaliatory bans by Russia that impact non-Russian companies and non-domestic holders of securities listed on Russia’s primary stock exchanges. The impacts of these global coordinated sanctions may have spillover effects in other markets, including in markets listing depositary receipts for companies economically tied to Russia or Russian companies, and may cause other non-sanctioning countries to increase global economic engagement with Russia.

In addition, since Russia's invasion of Ukraine, many developed market countries have implemented programs to support Ukraine militarily and economically, and to support markets adversely affected by the invasion, especially with respect to commodities. In addition, Russia has created or enhanced political and economic alignments with several countries to support its economy, including China. The impacts of these programs cannot be determined with any certainty.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although the Funds generally do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

Small- and Mid-Cap Issuers

Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively. Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small- or mid-cap issuers may be more volatile. Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries. In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country. The risks of investing in foreign and emerging markets securities are discussed below.

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries (including emerging market countries) involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies and these risks apply to direct investment in securities issued in foreign countries or traded on foreign securities markets, and to Depositary Receipts of such companies issued in the US or globally. The following disclosure augments the information provided in the prospectus.

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Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the Fund’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Specific Foreign Country Risks

Investing in companies located in any country subjects a Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships. Each Fund may invest globally, but it may not be invested in every country mentioned below at all times.

EU Risk. The Funds may invest in companies within the European Union, including France, Germany, Italy, and the Netherlands, and other countries as well. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

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Specific Country Risk. The following risk factors are listed alphabetically:

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China, and changes in the economies of the US or the China region could affect Canada’s economy because they are key foreign investors and trading partners. Canada is a major producer of agricultural products and commodities, such as forest products, metals, and energy including oil, gas and hydroelectricity. Changes in demand for these resources, domestically or globally, can impact Canada’s economy. The Canadian economy is sensitive to fluctuations in commodity markets, including those in the energy sector, natural resources and agricultural products, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in France. A Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. A Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Ireland. A Fund’s investment in issuers in Ireland may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Ireland. Ireland’s economy depends significantly on key trading relationships, including with the US, the UK and countries in the EU. In recent years, Ireland’s economy has experienced volatility due to global financial events, as well as concerns related to Brexit, potential economic downturns, and rising government debt service obligations. Ireland may also be more sensitive to internal political events in neighboring countries, including the UK and Scotland.

Risks of Investing in Italy. A Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject a Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

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 Risks of Investing in Norway. Investments in Norwegian issuers are subject to legal, currency and security risks specific to Norway. Norway’s economy is heavily dependent on natural resources and trade with other Nordic countries and with member countries of the European Union, and is sensitive to changes in demand for and pricing of oil and gas, which are Norway’s primary exports. Norway’s currency, the Krone, is also subject to volatile price movements tied to changes in global energy prices. Norway has historically maintained generous social welfare programs for its citizens. Norway’s economy is also influenced by its internal labor costs which have reduced its competitiveness as compared to its geographic neighbors. Changes in EU trade, exchange rates, or a global recession or fears of recession could adversely impact securities of Norwegian issuers. Companies listed for trading in Norway may be more sensitive than other companies to the risks associated with Brexit.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which occurred in 2020. Although some elements of trading relationships between the UK and EU countries and the EU have been finalized, there remains general uncertainty about other relationships, regulations, impacts on specific industries and enforcement effects. Brexit could impact the value of UK currency, general economic conditions, interest rates and exchange rates and/or create general economic, political, or regulatory uncertainty, within the EU and globally. This uncertainty could impact investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Bangladesh Risks. Bangladesh suffers from a comparatively weak economy due to weak infrastructure, extensive bureaucracy, corruption, lack of transparency in government operations and slowness in their judicial system. Among other things, Bangladesh’s economy is highly dependent on trade, especially in the textile sector. Bangladesh is also vulnerable to natural disasters that have repeatedly resulted in substantial losses to infrastructure, which adversely affects income and capital development.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong’s autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. Policy changes in China are expected to continue to impact Hong Kong, although it not clear if those impacts will affect Hong Kong’s status as a business and financial center. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs). China continues to assert control over activities in Hong Kong in a manner that affects political, economic and legal freedoms for individuals and companies in Hong Kong. If China asserts control over Hong Kong more aggressively, including over business and legal structures, a Fund’s investments in companies economically tied to Hong Kong could be adversely affected.

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India Risks. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains periodically more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means a Fund may be unable to purchase or sell a position in a particular issuer at market prices. India’s accounting, auditing and financial reporting standards are relatively unsophisticated as compared US standards. In some cases, before a Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including the Securities and Exchange Board of India (“SEBI”), the Reserve Bank of India (“RBI”, the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Indonesia Risks. Indonesia’s political institutions are relatively young and can face internal political challenges. Indonesia’s economy depends heavily on trading relationships with key trading partners, including China, Japan, Singapore and the United States, and tourism. Indonesia has in the past faced politically motivated unrest, including from internal actors, within several of its provinces, and this unrest negatively impacts Indonesia’s domestic economy and stock markets. Indonesia has suffered from acts of terrorism, aimed primarily at foreigners, which negatively affects its tourism sector. Indonesia suffers from domestic economic development problems, such as high unemployment, unequal distribution of resources, infrastructure issues, a reputation for corruption in dealing with both domestic and foreign companies, and a potentially unreliable banking sector. These factors may contribute to a discouraging environment for foreign direct investment in companies in Indonesia, which could adversely impact companies issuing securities in Indonesia.

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Malaysia Risks. Malaysia’s economy relies upon trade relationships with key trading partners including the US, China, Japan and Singapore, and is heavily dependent on energy exports. Changes in demand for Malaysian products from these countries would adversely impact Malaysia’s economy. Although Malaysia’s government supports a growth agenda and has relaxed some investment controls, Malaysia imposes currency controls and limitations on foreign investors ownership of shares of Malaysian companies, and in the past, this has included exit levies. Malaysia has experienced periodic political instability which can adversely impact Malaysia’s economy. Changes in trade regulations or currency exchange rates with major trading partners could adversely impact Malaysia’s economy.

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New Zealand Risks. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. As an island nation, which is somewhat geographically isolated, New Zealand’s economy generally is tied to commodity exports, principally in agriculture, horticulture, fishing and forestry. Historically, New Zealand has been vulnerable to global slowdowns. New Zealand’s domestic economy is limited and can suffer from skilled labor deficiencies, which are only partially offset due to restrictive immigration policies.

Pakistan Risks. Pakistan is an emerging market economy that depends on exports to key trading partners including the US. Currently, Pakistan’s economy is affected by high interest rates, economic volatility, inflation, currency devaluations, high unemployment, public debt and public spending. Companies in Pakistan are subject to the risks of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), any of which could affect adversely the value of investments in issuers in Pakistan. Relatively recent economic growth in Pakistan was based on high levels of foreign aid, which may not continue. Government programs to privatize some industries and attract foreign investment were halted and could be reversed. Administrative changes designed to improve certainty for property owners and investors, including an evolving judicial system, have not been well-received. Pakistan has been involved in conflict with India over the disputed Kashmir region for many years and more recently, ethnic, religious and cultural differences have led to terrorism in this area, and in other parts of Pakistan. The ongoing dispute with India could adversely impact Pakistan’s economy if there is a war, or even the threat of war. Both Pakistan and India are nuclear powers. Pakistan also shares borders with Iran and Afghanistan.

Philippines Risks. Philippines is an emerging markets economy that depends on relationships with key trading partners including China, Japan and the US, as well as business process outsourcing and technology exports. Reduced demand from these partners would adversely affect the Philippines’ economy. The Philippines internal economy is challenged by challenged by debt and historic disfavored public enterprises, which are being modified. The Philippines also faces political risks based on location, and internal risks based on corruption.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Sri Lanka Risks. After a period of internal unrest that ended in 2009, Sri Lanka relies on grants and international aid to supplement its textile exports and shipping industry. Changes in the global appetite and political sentiment could adversely affect Sri Lanka’s economy if appetites for continued support decline. Sri Lanka also depends on exports to China and countries in Europe. Sri Lanka’s natural resources and proximity to China support its agricultural industry, including shipping agricultural products from neighboring countries into the European Union. Sri Lanka faces potential internal instability due to ethnic conflict, as well as income inequality, inflation and public debt burdens.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs, including imports from China. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. China has long considered Taiwan to be a part of China, under its “one China” approach, and has long maintained that Taiwan should be reunited with China. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China, primarily over Taiwan’s sovereignty, have resulted in ongoing tensions with China, including the risks of military and economic disturbances. China’s position toward Taiwan has become more aggressive in recent years, with military exercises and in some cases, activities that interfered with access to Taiwan’s ports. Tensions between China and Taiwan, which may be political, economic or military, may materially affect the Taiwanese economy and securities of Taiwan issuers. China’s policies may also impact investments in companies economically tied to Taiwan, as part of China’s “one country, two systems” policies.

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Thailand Risks. Thailand has undergone several political changes since 2006, including a military coup in 2014. Thailand has a skilled workforce and its economy relies on agriculture as well as industry, services and tourism, it is also subject to political and military divisions with some predominantly Muslim regions. Thailand’s new political structure is untested. After 2006, limitations were placed on foreign investments; while these investment controls have been removed and Thailand has adopted policies that incentivize foreign investment, especially in innovation sectors, investment controls could return. Thailand has reformed its legal and administrative processes and strengthened its system of corporate governance and land registry. Other countries located in geographical proximity to Thailand have improved their business processes and economic outlook, increasing regional competition for foreign investment. Further political changes could adversely affect Thai issuers.

Vietnam Risks. Vietnam’s economy depends on trading relationships with certain key trading partners, including the US, China and Japan, and would be adversely affected if demand from those countries declines. Although Vietnam nationalized state enterprises, the government retained a stake and continues to exert control over core industries including banking. Investors in Vietnam also face risks of expropriation, nationalization, confiscatory taxation, government interventions in trade and limitations on ownership of securities by foreign investors, as well as social instability stemming from religious, ethnic and/or socioeconomic differences. Vietnam’s stock market has relatively low levels of liquidity which can contribute to volatility. Vietnam controls foreign purchases of Vietnam issuers by designating a single broker for transactions, which could elevate transaction costs, result in lower quality executions and expose investors to counterparty risk. Securities transactions in Vietnam must be fully funded before settlement. Vietnam is also subject to the risk of natural disasters such as tsunamis.

Risks of Investing in China

The Funds invest in companies economically tied to China. Although China is the second largest economy globally, it is still considered an emerging market country, and its securities systems for issuance, trading, regulation and taxation continue to evolve as its internal economy changes. China’s policies may also impact investments in companies economically tied to Hong Kong and Taiwan, as part of China’s “one country, two systems” policies. The risks associated with investment in companies economically tied to China can also apply to Hong Kong and Taiwan, and “China region” below refers to China, Hong Kong and Taiwan.

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. Farm reform led to the doubling of China’s farmers’ incomes over the 1980s. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level. Further, the Shenzhen and Shanghai Stock Exchanges opened in 1990. Class “A” and Class “B” shares are traded on both exchanges. While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares. Foreign investors may also invest in eligible Chinese companies through mutual market access programs developed by the Shanghai Stock Exchange (“SSE”) through the Shanghai –Hong Kong Stock Connect program and the Shenzhen Stock Exchange through the Shenzhen –Hong Kong Stock Connect program (“Stock Connect Programs”). These Stock Connect Programs permit acquisition of China A Shares without imposing individual investment quotas or licensing requirements, lock-up periods or restrictions on the repatriation of principal and profits. However, these Stock Connect Programs also impose trading and settlement restrictions that could adversely impact a Fund’s ability to manage its investments on a timely basis. The Adviser may participate in trading China A Shares through the Stock Connect Programs.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Hong Kong and China are interdependent in terms of tourism, financial services and investment, however, and Guinness Atkinson™ believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Hong Kong’s stock market remains one of the largest in the world and is highly liquid and extensively regulated. Hong Kong remains the leading offshore center for trading in the Chinese currency, the Renminbi. Further, China has implemented mutual market access programs called Stock Connect Programs to facilitate foreign investment in China A Shares, and has continued to support the Renminbi bond market.

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The Funds invest in companies economically tied to China. Although China is the second largest economy globally, it is still considered an emerging market country, and its securities systems for issuance, trading, regulation and taxation continue to evolve as its internal economy changes. China’s policies may also impact investments in companies economically tied to Hong Kong and Taiwan, as part of China’s “one country, two systems” policies. The risks associated with investment in companies economically tied to China can also apply to Hong Kong and Taiwan, and “China region” below refers to China, Hong Kong and Taiwan.

Notwithstanding the beliefs of Guinness Atkinson™, investors should realize that there are significant risks to investing in the China region, including Hong Kong and Taiwan. These risks include:

(1)	that political instability may arise as a result of indecisive leadership or changes in leadership, including in response to political changes outside China;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)	that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. Changes in policy could increase risks of nationalization, expropriation or confiscation of property. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. Economic reform policies can be secondary to political issues, resulting in a variety of governmental controls and regulations that could adversely affect foreign investors. The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in the China region, which could affect interest, inflation and currency rates, and fluctuation in these rates. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Atkinson™, however, believes that the process of reform has now gone too far to be easily reversed.

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Reunification of China and Taiwan remains an open issue, as China continues to claim sovereignty over Taiwan, and these claims have become more aggressive in recent years, including with activities that threaten access to Taiwan’s ports. Changes in political or economic relationships between China and Taiwan could adversely affect issuers of Chinese or Taiwan securities in which the Funds invest. The Funds may be more sensitive to changes in the political relationship between China and Taiwan as compared to Funds that do not invest in Taiwan securities.

China, in common with many other emerging markets, exercises significant control through industrial policies (including allocation of resources, relaxation or imposition of regulations and allocation of resources), monetary policy, currency exchange rate management and management of payments of foreign currency-denominated obligations. Changes in these policies could adversely affect companies in which the Funds invest.

China exercises significant control over its currency. The Funds’ investments could be adversely affected by rapid changes in exchange rate management mechanisms, which could alter investor appetite for RMB denominated investments and currency investments.

China’s government’s role in economic policy and investing in the China region (China, Hong Kong and Taiwan) involves potential risks of expropriation, nationalization, confiscation of assets or property, or the imposition of restrictions on transactions of foreign investors. China may also limit information flows to foreign investors. Issuers of securities in China, and some issuers of securities listed on exchanges outside of China, may not be subject to the same degree of regulation as US issuers with respect to corporate governance and financial reporting. Requirements concerning insider trading, tender offers, proxies, accounting standards and auditors (including auditor oversight) differ from US standards. With respect to companies listed on exchanges outside of China, China’s government does not permit inspections of audit work papers of Chinese companies or companies listed in Hong Kong. As a result, audits of these companies are not subject to inspection by the US Public Company Accounting Oversight Board (“PCAOB”) and these audits may be less reliable than audits of companies subject to inspection.

Chinese companies listed on exchanges outside of China may also be subject to restrictions imposed by exchanges or sovereigns outside China. In November 2020, the US issued an executive order prohibiting transactions in listed securities of a set of Chinese issuers that were deemed significantly connected to China’s military complex. The initial order has since been expanded, further restricting US investors from investing in specific companies in the military or surveillance sectors. Typically, when issuers are identified in such orders, US investors have a small window of time in which to disinvest.

In December 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies file audited financial statements but do not permit inspection or oversight by a US audit oversight authority (such as the PCAOB) of the auditing of their financial information. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials can exercise influence or control over the financial audit process, or prohibit the PCAOB-inspection of an audit of a foreign firm conducted by a PCAOB member or its affiliate. Regulations implementing the HFCAA were finalized in 2021 and are current coming into compliance. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The U.S. Congress is considering additional legislation that would impose more stringent requirements relating to PCAOB oversight. In 2022, Chinese regulators entered into an agreement with the PCAOB to provide required access to materials necessary to comply with the HFCAA. The full impact of the HFCAA cannot be predicted.

China Variable Interest Entities (VIEs). Some Funds may invest in companies economically tied to China by investing in “Variable Interest Entities”, commonly referred to as VIEs. VIEs are a corporate legal and governance structure used by operating companies in China. In some sectors of China’s economy, foreign individuals and entities (including funds) are not permitted to own shares of Chinese companies. Instead, the companies create VIEs to facilitate foreign capital investment. In a VIE, a China-based operating company creates a shell company in another jurisdiction, and the shell company then enters into service and other contracts with the China-based operating company, including contracts that transfer to the VIE certain governance rights with respect to the Chinese company, as well as economic benefits. The shares of the shell company are typically listed for trading on an exchange, such as the New York Stock Exchange. Typically, the VIE does not itself own an equity interest in the Chinese company, but the VIE reflects the payment streams due to service contract arrangements with the Chinese company. In this structure, the non-Chinese investor does not hold an equity interest in the Chinese company. As a result of the VIE, however, non-Chinese investors obtain investment exposure to the Chinese company by holding stock in the shell company.

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Although VIEs have been a long-standing industry practice to gain efficient, tradeable shares that are economically tied to operating companies in China that do not permit direct investment for foreign investors, China has never formally recognized the VIE structure. The government of China could determine, at any time and without notice, that the VIE structure does not comply with Chinese law. This could cause the contracts between the VIE and the Chinese operating company to become voidable or unenforceable, or otherwise limit the rights of the VIE and its investors to enforce the contracts. China could also prohibit VIEs or severely limit the ability of Chinese operating companies to transfer economic value to VIEs, or otherwise limit the ability of VIEs to exercise governance rights with respect to the Chinese operating company through contractual arrangements.

Recently, the government of China proposed draft regulations that would apply to China-based companies raising capital offshore, including through VIE structures. These regulations have not been adopted, but would impose filing and disclosure obligations upon covered companies. It is unclear whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. There can be no guarantee about future actions by China’s government that could adversely affect an a VIE’s financial performance and the enforceability of the VIE’s contractual arrangements with operating companies.

If any of these adverse outcomes occur, the value of a Fund’s investment in a VIE would likely be materially and adversely affected, and if the impact is permanent, it could result in the loss of the Fund’s investment in the VIE, which could impact the Fund’s return.

Investment in China at present involves above average risk due to a number of special factors described herein. Funds that invest in the China region are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio. The price of these Funds may experience significant fluctuations.

China Securities Markets

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition, the choice of investments available to the Funds will be severely limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment. Shareholders are warned that this could lead to severe price volatility.

Significant portions of Chinese securities markets in Mainland China may become illiquid, rapidly and at any time. Regulators of markets for China securities in Mainland China have the ability to suspend trading in equity securities and have exercised that option in the past. In addition, regulatory oversight schemes (including automatic stock trading halts based on triggers) are relatively new in these markets and may be implemented and removed with little or no notice. If trading in a Chinese security is halted, it may be halted indefinitely and resume trading under different circumstances. The Funds may be adversely affected by potential illiquidity of Chinese securities.

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China “A” Shares Risks - Stock Connect Schemes

The Funds may invest in domestic China securities (China A shares) through the Shanghai Hong Kong Stock Connect scheme, or the Shenzhen Hong Kong Stock Connect scheme (collectively, the “Stock Connect Schemes” or “Stock Connect”). The Shanghai Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen Hong Kong Stock Connect is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear.

The Stock Connect Schemes are designed to achieve mutual stock market access between Mainland China and Hong Kong. The stock exchanges of the two jurisdictions continue to issue details of Stock Connect, e.g. operational rules, from time to time. The Stock Connect Schemes enable investors to trade eligible shares listed on the Shanghai or Shenzhen markets through local securities firms or brokers.  The list of eligible Stock Connect securities is established by Chinese regulators and may change.

The Stock Connect Schemes comprise Northbound Trading Links and Southbound Trading Links. Under the Northbound Trading Links, investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), are able to place orders to trade eligible China A shares listed on the relevant PRC Stock Exchange (“Stock Connect Securities”) by routing orders to such PRC stock exchange. All Hong Kong and overseas investors (including the Funds) are allowed to trade Stock Connect Securities through the Stock Connect (through the relevant Northbound Trading Link).

Securities purchased through the Stock Connect Schemes are subject to Chinese regulations that limits the level of foreign ownership in local securities, and other local restrictions could prevent a Fund from investing in some Stock Connect Securities.  Trades via the Stock Connect Schemes must be settled in RMB, and there is no guarantee that the Funds will have access to sufficient RMB to effectuate a trade at any given point. Trades through the Stock Connect Scheme are also subject to pre-trade requirements, which may limit the number of brokers that a Fund may use and affect execution quality of the transaction. Some laws applicable to Stock Connect Securities may require foreign investors to return profits allocable to the purchase and sale of China A shares.  Additional costs, expenses and taxes may be applied by Chinese regulators to Stock Connect Scheme transactions.

Stock Connect Securities

There can be no assurance that an active trading market for such Stock Connect Securities will develop or be maintained. If spreads on Stock Connect Securities are wide, this may adversely affect a Fund's ability to dispose of such securities at the desired price. If a Fund wants to sell Stock Connect Securities at a time when no active market for them exists, the price it receives for its Stock Connect Securities - assuming it is able to sell them - is likely to be lower than the price received if an active market did exist, and thus the performance of a Fund may be adversely affected depending on the Fund’s size of investment in securities through the Stock Connect.

Quota Limitations

The Stock Connect Scheme is subject to quota limitations which may restrict a Fund’s ability to invest in China A shares on a timely basis, and as a result, a Fund’s ability to access the China A-Shares market may be adversely affected.

The Stock Connect Schemes impose a Daily Quota, which applies to all transactions of all market participants. The Daily Quota may change, which could affect the number of permitted buy trades on the relevant Northbound Trading Link. A Fund does not have exclusive use of the Daily Quota, and the quota is used on a “first come – first served” basis.  Trades after the quota is reached will be rejected, which could adversely affect a Fund’s ability to purchase or sell Stock Connect Securities.

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Suspension Risk

 Under the Stock Connect Schemes, SEHK, SSE and SZSE have the ability to suspect trading if necessary to manage risks in the domestic market.  A trading suspension of Stock Connect Securities could adversely affect the Funds’ ability to access the domestic China market.

Clearing and Settlement Risk

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear have established “clearing links,” such that each becomes a participant of the other to facilitate clearing and settlement of cross-border trades.

The rights and interests of a beneficial owner Stock Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of the relevant security as credited to HKSCC's omnibus account with ChinaClear. The applicable rules (including departmental regulations and regulations that establish the Stock Connect Schemes) generally provide for the concept of a “nominee holder” and recognize the investors including, for example, a Fund, as the “beneficial owners” of the Stock Connect Securities. There may be risks associated with the application of PRC law to the rights of an investor as a beneficial owner of securities acquired through the Stock Connect Schemes. It is possible that PRC legal interpretations concerning “legal ownership” and “beneficial ownership” could vary from regulatory and exchange expectations.  Therefore, a Fund’s positions in Stock Connect Securities held by HKSCC as nominee (through a broker or custodian accounts) may be less protected than they would be if they were registered and held solely in the name of such Fund.

If there is a default, insolvency or bankruptcy of a custodian or broker, a Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets.  Foreign investors generally will not have access to local compensation funds that are set up to protect against defaulted trades.

HKSCC is the nominee holder of the securities acquired by foreign investors through the Stock Connect Schemes. In the event of a bankruptcy or liquidation of HKSCC, the Stock Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the relevant securities in place of HKSCC.

Trades through the Stock Connect Schemes are managed using omnibus accounts.  If there was a settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC's omnibus account with ChinaClear, such that other investors, including a Fund, may share in any such shortfall.

Although China has implemented investor protection programs to cover losses due to broker defaults, it is not clear how such programs would operate to benefit foreign investors.

China Region Depositary Receipts

Investing in Depositary Receipts listed on exchanges outside of the China region but with underlying securities of companies organized, listed or domiciled in the China region subjects the investment to the same risks as identified above which could apply to the underlying securities. Such risks may include: (i) the risk of nationalization, expropriation of assets, confiscatory taxation or other regulatory limitations on investment or repatriation of capital; (ii) greater social, economic, political or military uncertainty; (iii) dependency on exports and international trade; (iv) competition from Asia’s other emerging economies; (v) greater governmental interventions in and control over the economy; and (vi) differences in disclosure or reliability of information about a company, including auditing and financial reporting standards that do not include external inspection and which may differ from globally recognized standards. Risks that affect underlying companies economically tied to the China region could also affect Depositary Receipts on those companies.

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Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

In China, all issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

The national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. There may be limitations on the rights and remedies available to foreign investors like the Funds, individually or in combination with other shareholders. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing market countries may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income that a Fund has available for distribution. Because a portion of the a’s investment income may be received in foreign currencies, a Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore a Fund will absorb the cost of currency fluctuations.

For Funds that invest in foreign securities, a portion of a Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by the Fund will be in foreign currencies. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

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Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

A Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of companies domiciled there, or within specified sectors of an economy. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund. As used in the Prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies that are not fundamental may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if a Fund’s asset coverage falls below 300% at any time (not including Sundays and holidays), the Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%.

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For purposes of the Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser relies upon its own evaluation of whether companies fit within the scope of companies described in each Fund’s prospectus. The Adviser relies upon its own proprietary research and reference industry classifications published by a variety of sources and generally considers industry classifications assigned in global industry classification standards or, for focused funds, at the sub-group level as provided by Bloomberg, L.P., but conducts its own analysis based on a company’s engagement in business activities. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Advertising & Marketing Technology ETF only:

Currently, Advertising and Marketing Technology companies as classified by the Adviser can fall into multiple industry groups as classified by general industry classification standards including telecommunications services, media and entertainment, information technology services, software services and commercial and professional services, but these may change. If the Adviser reclassifies the issuer into a different group, the Adviser’s classifications will be based upon the same information as used by the Adviser to determine that a company is an Advertising or Marketing Technology company.

Sustainable Energy II ETF only:

Currently, Sustainable Energy companies fall into multiple industry groups as classified by general industry classification standards including energy, electrical equipment and semi-conductors, and in some categorizations, utilities, but these may change.

Fundamental Investment Restrictions

A Fund may not:

1.	Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

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6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

8.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Advertising & Marketing Technology ETF only:

9.	Invest 25% or more of the total value of its assets in securities of issuers in a particular industry, except that the Fund will invest 25% or more of its assets in securities of Advertising and Marketing Technology companies; and this restriction shall not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Asia Pacific Dividend Builder ETF and Dividend Builder ETF only:

9.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to obligations issued or guaranteed by the U.S. government its agencies or instrumentalities.

Smart Transportation & Technology ETF only:

9.	Invest 25% or more of the value of its assets in securities of issuers in any particular industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Sustainable Energy II ETF only:

9.	Invest 25% or more of the total value of its assets in securities of issuers in a particular industry, except that the Fund will invest 25% or more of its assets in securities of Sustainable Energy issuers; and this restriction shall not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Non-Fundamental Investment Policies

Each Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholder.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, Guinness Atkinson™, Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), and Penserra Capital Management LLC, the Sub-Adviser to certain of the Funds, have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to a code of ethics). Under applicable Codes of Ethics, personnel subject to that Code of Ethics may invest in securities for their own personal investment accounts, subject to limitations imposed by the Code which may include pre-clearance, and these limitations are applicable to securities held or to be acquired by the Fund. There can be no assurance that the Codes of Ethics will be effective in preventing such activities.

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PORTFOLIO TRANSACTIONS

All security selection decisions are made by the Adviser. Orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Adviser or for the Advertising & Marketing Technology ETF, the Smart Transportation & Technology ETF and the Sustainable Energy ETF only, by the Sub-Adviser at the Adviser’s direction, subject to supervision by Guinness Atkinson™ and of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™ and, for some Funds, the agreement between Guinness Atkinson™ and the Sub-Adviser. In selecting brokers or dealers, Guinness Atkinson™ and the Sub-Adviser will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

For Funds that receive the services of the Sub-Adviser, when directed by the Adviser, the Sub-Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities for a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Brokers or dealers selected by the Adviser or the Sub-Adviser to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchases and Issuance of Shares in Creation Units”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with a creation unit order so long as such selection is in keeping with the foregoing policies.

Year Ended December 31,	SmartETFs Advertising and Marketing Technology ETF	SmartETFs Asia Pacific Dividend Builder ETF	SmartETFs Dividend Builder ETF	SmartETFs Transportation & Technology ETF	SmartETFs Sustainable Energy II ETF
2022	$489	$136(3)	$2,076	$519(3)	$487(3)
2021	$378	$1,088	$2,086	$1,870	$990
2020	0(1)	$14,050	$3,323	$643	$85(2)

(1)	Fund commenced operations on December 31, 2020.

(2)	Fund commenced operations on November 11, 2020.

(3)	The decrease in brokerage commissions was due to a decrease in turnover.

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The following are the Funds’ portfolio turnover rates  for the last two fiscal years:

Year Ended December 31,	SmartETFs Advertising and Marketing Technology ETF	SmartETFs Asia Pacific Dividend Builder ETF	SmartETFs Dividend Builder ETF	SmartETFs Transportation & Technology ETF	SmartETFs Sustainable Energy II ETF
2022	22.10%	7.27%	20.66%	4.84%	19.02%
2021	21.14%	27.21%	18.47%	12.20%	24.21%
2020	0.00%(1)	217.65(3)	11.48%	16.10%	4.55%(2)
(1)	Fund commenced operations on December 31, 2020.

(2)	Fund commenced operations on November 11, 2020.

(3)	The Fund’s higher portfolio turnover rate in 2020 was due to higher shareholder activities in 2020, which necessitated increased portfolio purchases and sales by the predecessor mutual fund.

In addition to meeting the primary requirements of execution and price, it is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Funds or to the Adviser or Sub-adviser for the Funds’ use that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser (for a Fund and/or other accounts for which the Adviser exercises investment discretion) an amount of commission for effecting a securities transaction for a Fund greater than the amount other broker-dealers would have charged for effecting the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising a Fund.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, the Adviser and/or other funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If the Adviser were to receive these types of services, it would determine the amount of allocations to brokers who provide brokerage and research services and report brokerage allocations, on an overall basis and involving brokerage and research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to the Adviser in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Fund. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by a Fund to the Adviser are not reduced because the Adviser receives brokerage and research services. While such services are not expected to reduce the Adviser’s expenses, the Adviser might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

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The Adviser may receive research services, or statistical material or other services to a Fund from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, the Adviser does not receive research through Third Party Research Service arrangements.

The Adviser is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of a Fund or other funds to which the Adviser or its affiliates render investment advisory services, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over-the-counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Funds.

It may happen that the same security held by one Fund will also be held by other clients of the Adviser. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by the Adviser to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, lot size and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Funds may be executed through brokers who are Authorized Participants of exchange traded funds to which the Adviser serves as investment adviser, or through registered broker-dealer affiliates of the Funds’ Sub-Adviser or the Funds’ Authorized Participants for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund cannot exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through affiliates of Authorized Participants of an exchange traded fund advised by the Adviser, or through affiliates of the Sub-Adviser, will be reviewed regularly.

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PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and redeems Shares (1) only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined herein), in proper form pursuant to the terms of the Authorized Participant Agreement (“Authorized Participant Agreement”); or (2) through a dividend reinvestment program offered by a broker. A “Business Day” is any day on which the NYSE is open. Purchases and redemptions of Creation Units are subject to a Transaction Fee, as defined below. Currently, a Creation Unit is 10,000 shares. The Smart Transportation & Technology ETF and Asia Pacific Dividend Builder ETF's Creation Unit is 25,000 shares and for the Dividend Builder ETF's Creation Unit is 20,000.

Authorized Participants

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). The Authorized Participant must agree pursuant to the terms of the Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that the Authorized Participants will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) and the transaction fee described in “Transaction Fees.” The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Instruments (as defined below). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Each Business Day, prior to the opening of trading on the Fund’s Primary Listing Exchange, the NYSE Arca as applicable, normally at 9:30 a.m., the Adviser will cause to be published through the National Securities Clearing Corporation (NSCC) and disclose on its Website the names and quantities of an in-kind deposit of specific instruments (the “Deposit Instruments”) comprising the Creation Basket, as well as the estimated Balancing Amount (if any) for that day, for each Fund. The Creation Basket and the Balancing Amount, taken together, are referred to as the Portfolio Deposit. The published Creation Basket will apply until a new Creation Basket is announced on the following business day, and there will be no intra-day changes to the creation Basket except to correct errors in the Creation Basket. The Adviser will also publish on its website each Fund’s NAV and the closing price or Bid/Ask Price as of the NAV calculation time, all as of the prior business day. The identities and quantities of the Deposit Instruments for a Fund may also be fully available through unaffiliated third-party vendors.

Under some circumstances, a Creation Basket may be a “Custom Basket”, which is a Creation Basket that differs from a pro rata representation of the Fund’s portfolio. Pursuant to Rule 6c-11 under the 1940 Act, a Fund may use a Custom Basket that is a non-representative selection of the Fund’s portfolio under certain circumstances. The Funds have adopted a Basket Construction Policy that governs the construction of Creation Baskets and permits the use of a Custom Basket when it is in a Fund’s best interests to do so, which may include implementing changes in the Fund’s portfolio, increasing the Fund’s tax efficiency, and for other reasons.

Authorized Participants that wish to purchase Fund shares from the Transfer Agent through the Distributor will do so by delivering an in-kind deposit of specific instruments (“Deposit Instruments”) constituting the Creation Basket a sum of cash constituting the Balancing Amount, if required (collectively, the “Portfolio Deposit”), and the appropriate transaction fee. Creation Units are sold at their NAV plus a transaction fee, as described below. The Adviser may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Adviser’s discretion.

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The Trust reserves the absolute right to reject a purchase order transmitted to it by the Transfer Agent if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (b) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (c) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (d) the value of the Balancing Amount to accompany an in-kind deposit exceeds purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant Cut-Off Time for a Fund on the Transmittal Date; (e) the purchase order is not in proper form; or (f) in the event that circumstances outside the control of the Trust, the Transfer Agent and the Adviser make it impractical to process purchase orders, which could include acts of God; public service or utility problems resulting in telephony or data transmission failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other data systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; or similar extraordinary events. The Trust shall notify an Authorized Participant if an order has been rejected. The Trust and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Cut Off Time for Purchase Orders

The Fund’s deadline for the receipt of purchase orders is referred to as the “Cut Off Time.” The Fund’s Cut-Off Time is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca closes early.

Purchase orders will be processed based on the NAV next calculated after receipt by the Transfer Agent by 4:00 p.m. of the order in proper form.

Economic or market disruptions, or telephone or communications failure, could impede the ability to reach the Distributor, the Transfer Agent or an Authorized Participant. Orders to create shares that are received on a day before a holiday or a day (other than a Saturday or Sunday) when the equity markets in a relevant non-U.S. market are closed may not be accepted.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such process being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Transfer Agent to transmit to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Instruments and the Balancing Amount to the Trust, together with the transaction fee and such additional information as may be required by the Transfer Agent.

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Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process are likely to require transmittal by DTC participants earlier than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Balancing Amount, each as applicable and at the discretion of the Adviser, or of the Cash Purchase Amount together with the applicable transaction fee.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends on all of the facts and circumstances pertaining to that person’s activities. Thus the examples mentioned above should not be considered a complete description of all the effecting transactions in Shares, whether or not participating in the distribution of Shares, are general required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

The Trust relies on an exemption from the prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

Redemptions of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

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Cut Off Time for Redemption Orders

Redemption orders must also be received by the Fund’s Cut Off Time, which is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca as applicable, closes early.

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Redemptions may be affected by closures on foreign exchanges, which may close for holidays or other reasons that prevent the transfer of a security. If a Creation Unit is redeemed that contains foreign investments, there may be a delay in settlement to the extent necessary when additional time for settlement is actually required due to a local market holiday or extended delivery cycles in a foreign market.

The redemption proceeds for a Creation Unit generally consist of “Redemption Instruments”, which are portfolio securities, as announced by the Adviser through the NSCC on any Business Day, plus the Balancing Amount. Redemption Instruments are generally the same as the Creation Basket, but in some circumstances, Redemption Instruments may also be a Custom Basket. The redemption Transaction Fee is deducted from such redemption proceeds. A Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. The right of redemption may be suspended or the date of payment postponed for any period in which the NYSE is closed (other than customary weekend and holiday closings); for any period during which trading on the NYSE is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstances as permitted by the SEC. If a Fund holds foreign securities that are traded on an exchange that is closed for a holiday or scheduled closing during the time that a redemption order for a Creation Unit is pending, the Fund may in its discretion exercise its option to redeem that portion of the Creation Unit in cash. If a Fund holds foreign securities that are not permitted to be delivered in-kind by the Fund, the Fund will sell the portion of such foreign securities and deliver that portion of the redemption proceeds in cash.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (4:00 PM Eastern Time or earlier in the event that the NYSE closes early), in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite Redemption Instruments and the Balancing Amount or the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placements of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through the transfer of Shares directly DTC. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (by 4:00 PM Eastern Time or earlier in the event that the NYSE closes early) in order to receive that day’s closing NAV per Share. All procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the custodian by the second Business Day (T+1) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed.

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After the Transfer Agent has deemed an order for redemption outside the Clearing Process received by the Transfer Agent by 4:00 p.m., the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount, which are expected to be delivered within two Business Days and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

If an order is cancelled, the Participant will be responsible for reimbursing the Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP’s control or the AP was not otherwise responsible or at fault for such cancellation. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

Transaction Fees

Both purchases and redemptions of Creation Units are subject to a Transaction Fee. The Transaction Fee is payable to the Trust and is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. The Fund’s Transaction Fee is a fixed amount, established in advance, based on the Fund’s portfolio holdings. The Amount of the Transaction Fee may change from time to time, as the Fund’s portfolio holdings change. Authorized Participants are notified of the change in the amount of the Transaction Fee before the change is implemented.

The Transaction Fee applies to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. The Transaction Fee on redemption of Creation Units will not exceed 2% of the value of the Shares redeemed.

The current Transaction Fees  for the Funds are set forth below:

Fund	Transaction Fee
Advertising & Marketing Technology ETF (MRAD)	$325
Asia Pacific Dividend Builder ETF (ADIV)	$965
Dividend Builder ETF (DIVS)	$405
Smart Transportation & Technology ETF (MOTO)	$350
Sustainable Energy II ETF (SOLR)	$450

 Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The Transaction Fee may, in certain circumstances, be paid in whole or in part by the Adviser or otherwise waived. The Adviser may consider whether to pay a Transaction Fee, in whole or in part, on a case by case basis after reviewing the facts and circumstances at the time a Creation Unit is created or redeemed.

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MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION

Market Price of Shares

Transactions in Shares will be priced at NAV only if Shares are purchased directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price of the Shares in the secondary market may be more or less than the NAV of such shares.

NAV Calculation

Each Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV. The NYSE has posted the following list holiday closures: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. The liabilities that are charged to a Fund are borne proportionately by each share of the Fund. Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

Securities Valuation

The Funds invest in foreign securities and, as a result, the calculation of a Fund’s NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. A Fund may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in the Fund’s portfolio. Portfolio securities of a Fund that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

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Money market instruments with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Funds will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

Pursuant to Rule 2a-5 under the 1940 Act, the Funds have adopted procedures concerning fair valuation of securities and the Funds’ Board has designated the Adviser as the valuation designee with responsibility for performing all fair valuations of a Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior employees to fulfill the Adviser’s responsibilities as the Funds’ valuation designee, which operates under policies and procedures approved by the Funds’ Board, to value each Fund’s assets. Under the procedures, a committee composed of adviser personnel, administrative personnel and the Funds’ Chief Compliance Officer meet to review and approve fair valuations. Fair valuations are reported to the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Fund to the performance of other ETFs, of mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n	= ERV
P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n	= ATVd
P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVd	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n	= ATVdr
P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVdr	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

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In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Asia Pacific Dividend Builder ETF and Dividend Builder ETF only

Performance information for the Asia Pacific Dividend Builder ETF and the Dividend Builder ETF for periods prior to March 29, 2020, reflects performance generated during their operations as mutual funds. On March 26, 2020, the predecessor mutual funds converted to become exchange traded funds. In connection with the conversions, for each of the converted Funds, the overall net total expense ratio is lower as an ETF than as a mutual fund. As a result, performance shown for prior periods would have been better.

Portfolio Holdings Information

The Adviser and the Funds have adopted portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Each Fund’s complete portfolio holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Funds’ Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Fund’s filings on Form N-PORT and Form N-CSR are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Each of the Funds is an exchange traded fund. As an exchange-traded fund, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of Rule 6c-11 under the 1940 Act, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Fund’s Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

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In addition, the Fund’s service providers, consisting of the sub-adviser, administrator, custodian, distributor, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of a Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of Fund shares are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussions in the prospectus and this SAI are based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes Fund shares are held by U.S. shareholders and that such shares are held as capital assets.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions made by a Fund during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, that amount may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for April 2023 is 3.04%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond a Fund’s control or knowledge, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

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In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If, for any taxable year, a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of a Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders or may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

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In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, a Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

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Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced). There can be no assurance that a Fund’s distributions will be sufficient to avoid this excise tax.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

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The Funds intend to make sufficient distributions or deemed distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of section 246(c) of the Code, any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Section 246(c) of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

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A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Funds have instructed the Adviser to minimize taxable distributions on behalf of a Fund when deemed in the best interest of shareholders. As a result, the Adviser may sell portfolio holdings that are currently in a loss position in order to offset realized taxable gains. Using this technique, a Fund’s portfolio turnover rate may see an increase which could result in additional transactional costs. The Adviser does not anticipate this to become a principal component of the Fund’s investment strategy.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

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Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution from a Fund in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Sections 246(c)(3) and (4) of the Code generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

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Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by a Fund as an “interest-related dividend” or a “short-term capital gain dividend paid”. The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a short-term capital gain dividend is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Payments of dividends on shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

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Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

The impact of the coronavirus/COVID-19 on the United States and the global economy has not been finalized. In addition to government stimulus programs and vaccine development and deployments domestically and globally, various administrative and legislative proposals to stimulate economic development are under consideration, including changes to the federal tax laws that would impact individual and corporate tax rates applicable to income and to capital gains. It is not possible at this time to determine whether any of these changes will take place, what the changes might entail and whether the changes would be permanent or temporary.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

Creation and Redemption of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Each Fund must report to the IRS and furnish to holders of Creation Units certain information with respect to the redemption of Creation Units. In addition to reporting the gross proceeds from the redemption of Creation Units, a Fund will also be required to report basis information for such Creation Units and indicate whether they had a short-term or long-term holding period. The Fund swill permit holders of Creation Units to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default basis method. Holders of Creation Units should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

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MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Fund. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of each Fund is always subject to the Fund’s investment objective. Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (76)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (65)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Previously, Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry Williams(77)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
J. Brooks Reece, Jr. (76)	Trustee and Chairman	Indefinite; Since April 1994	Retired; CEO, Adcole Corp, from 1989 to 2017.	11	None

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Interested Trustee
Name, Address, and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* (75) 18 Smith Square, Westminster, London SW1P 3HZ United Kingdom	Trustee	Indefinite; Since August 1998	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	11	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (65)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (59)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (56)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (56)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Sardjono Kadiman (48)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (48)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds. The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended, one in-person board meetings and five virtual board meetings during the fiscal year ended December 31, 2022. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

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The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams, has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

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The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Board oversees valuation risk and compliance with the Funds’ Valuation Procedures and oversees actions by the Adviser (as valuation designee) with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least quarterly and met  four  times in 2022. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2022. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

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Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2022. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees all of the series portfolios of the Trust, which include these five ETFs, and six open-ended mutual funds.

	Aggregate Compensation from the Funds
Name of Trustee	SmartETFs Advertising & Marketing Technology ETF	SmartETFs Asia Pacific Dividend ETF	SmartETFs Dividend Builder ETF	SmartETFs Transportation & Technology ETF	SmartETFs Sustainable Energy II ETF	Aggregate Compensation from the Trust
Independent Trustees
Mr. Fordwood	$964	$1,023	$1,609	$1,301	$1,073	$20,000
Dr. Herscher	$964	$1,023	$1,609	$1,301	$1,073	$20,000
Ms. Penry-Williams	$964	$1,023	$1,609	$1,301	$1,073	$20,000
Mr. Reece	$1,060	$1,125	$1,769	$1,430	$1,179	$22,000
Interested Trustees
Mr. Guinness	$0	$0	$0	$0	$0	$0

Trustee  Ownership  in the Funds

As of December 31, 2022, certain the Trustees own shares of the Fund.

Name of Trustee	SmartETFs Advertising & Marketing Technology ETF	SmartETFs Asia Pacific Dividend ETF	SmartETFs Dividend Builder ETF	SmartETFs Transportation & Technology ETF	SmartETFs Sustainable Energy II ETF	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Mr. Fordwood	—	B	B	B	D	D
Dr. Herscher	—	—	—	—	—	C
Ms. Penry-Williams	—	—	—	—	C	C
Mr. Reece	—	B	B	—	—	B
Interested Trustees
Mr. Guinness	A	D	D	—	A	D

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Amount Invested Key

—	None

A.	$1-$10,000

B.	$10,001-$50,000

C.	$50,001-$100,000

D.	over $100,000

Control Persons and Principal Security  Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants as of March 31, 2023, the name, address and percentage ownership of each DTC Participant that owned, of record or beneficially, 5% or more of the outstanding shares of the Fund is set forth below. Shareholders having more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

SmartETFs Advertising & Marketing Technology ETF

Name and Address	Percentage of Ownership
J. P. Morgan Securities 4 Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Jurisdiction: NY	31.95%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	18.65%
National Financial Services, LLC FEBO. Jersey City, NJ 07310-1995	10.62%
E*Trade Savings Bank DBA TCA by E*Trade Englewood, CO 80155	9.07%
Bank of America Dallas, TX 75284	8.23%
TD Ameritrade Inc. FBO Omaha, NE 68103-2226	6.75%
RBC Capital Markets LLC Minneapolis, MN 55402	5.46%

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SmartETFs Asia Pacific Dividend Builder ETF

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO Customers San Francisco, CA 94105-1905 Jurisdiction: California	25.15%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	18.70%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	12.79%
Citibank Tampa, FL 33610-9122	10.86%
Pershing, LLC Jersey City, NJ 07399-0001	10.41%
J. P. Morgan Securities 4 Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001	6.55%

SmartETFs Dividend Builder ETF

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA94105-1905 Jurisdiction - California	36.55%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction – New Jersey	27.55%
Pershing, LLC Jersey City, NJ 07399-0001	14.47%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	12.62%

SmartETFs Transportation & Technology ETF

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction – New Jersey	27.21%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905 Jurisdiction - California	27.19%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	15.35%
Pershing, LLC Jersey City, NJ 07399-0001	6.66%
E*Trade Savings Bank DBA TCA by E*Trade Englewood, CO 80155	5.31%

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SmartETFs Sustainable Energy II ETF

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	22.65%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	21.48%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	10.08%
Pershing, LLC Jersey City, NJ 07399-0001	8.73%
Vanguard 455 Devon Park Drive Wayne, PA 19087	8.34%
E*Trade Savings Bank DBA TCA by E*Trade Englewood, CO 80155	6.55%
J. P. Morgan Securities 4 Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001	5.17%

THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the “Agreement”) for each Fund, the Adviser directs the investments of each Fund in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as a Fund may impose by notice in writing to the Adviser. The Adviser also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or of the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with each Fund’s then-current investment objectives, policies and restrictions, in any bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for a Fund to operate. Each Fund pays the Adviser an advisory fee equal to a percentage of the Fund’s average daily net assets. For each Fund, expenses that are attributable to the Fund are charged against the income of the Fund in determining net income for dividend purposes. From time to time, the Adviser may contractually or voluntarily waive or defer all or a portion of its fees payable by any Fund under the Agreement.

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The Adviser performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

The Adviser also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. The Adviser, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by the Adviser under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to the Adviser and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

For each Fund, the Agreement remains in effect for an initial two year period from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or the Adviser may terminate the Agreement on 60 days’ written notice without penalty provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

For each Fund, the Agreement permits the Adviser to retain sub-advisers, at the Adviser’s cost, to provide services to the Fund.

Advertising & Marketing Technology ETF only:

The Adviser has agreed that the only expenses the Fund will bear, in addition to the advisory fee, are acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses (including extraordinary expenses relating to the Independent Trustees).

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Smart Transportation & Technology ETF only:

The Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Adviser.

For Advertising & Marketing Technology ETF, Smart Transportation & Technology ETF and Sustainable Energy II ETF only:

The Adviser has retained Penserra Capital Management to provide services to the Funds. The Adviser compensates Penserra from its own resources.

Expense Limitation Agreements

Pursuant to an expense limitation agreement (“ELA”) with respect to the Advertising & Marketing Technology ETF, the Asia Pacific Dividend Builder ETF, the Dividend Builder ETF and the Sustainable Energy II ETF, the Adviser has agreed to waive or reimburse ordinary fund operating expenses so as to limit each ETF’s ordinary fund operating expenses. For avoidance of doubt, “ordinary fund operating expenses” means total annual fund operating expenses excluding: interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), dividends on short positions (if any), investment-related costs (such as brokerage commissions and fees paid in connection with a securities lending program), and extraordinary expenses (including litigation expenses relating to the ETFs, or officers or Trustees and extraordinary expenses of the Independent Trustees, including expenses of independent legal counsel thereto).

The expense limitation agreements may be terminated by the Board of the Funds at any time without penalty upon 60 days’ notice. The expense limitation agreements terminate as to a Fund if the Fund is de-listed from an exchange and not re-listed within 60 days.

Smart Transportation & Technology ETF only:

Pursuant to an expense limitation agreement between the Adviser and the Smart Transportation & Technology ETF included in this Fund’s Agreement, the Adviser has contractually agreed to waive its fees and/or pay or absorb expenses (excluding certain types of expenses) in order to limit the Fund’s total annual operating expenses at the pre-determined level as set forth in the Fund’s Prospectus. The Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Adviser.

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As compensation for all services rendered under the Agreement, the Adviser is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

Fund	Advisory Fee Rate (as a percentage of the Fund’s average daily net assets
Advertising & Marketing Technology ETF	0.68%
Asia Pacific Dividend Builder ETF	0.75%
Dividend Builder ETF	0.45%
Smart Transportation & Technology ETF	0.68%
Sustainable Energy II ETF	0.79%

The following table shows advisory fees and expenses reimbursed for the past fiscal year (including stub-period fiscal years, for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF). For the Asia Pacific Dividend Builder ETF and the Dividend Builder ETF, amounts shown are the amounts paid during the periods of operation as a mutual fund.

Fiscal year ended December 31, 2022:	Gross Advisory Fee	Expenses Reimbursed	Net Advisory Fees Paid
Advertising & Marketing Technology ETF	$11,554	($115,492)	-
Asia Pacific Dividend Builder ETF	$27,267	($150,964)	-
Dividend Builder ETF	$98,601	($125,261)	-
Smart Transportation & Technology ETF	$84,750	($29,992)	$54,758
Sustainable Energy II ETF	$40,416	($127,530)	-

Fiscal year ended December 31, 2021:	Gross Advisory Fee	Expenses Reimbursed	Net Advisory Fees Paid
Advertising & Marketing Technology ETF	$18,349	($114,055)	-
Asia Pacific Dividend Builder ETF	$36,674	($121,828)	-
Dividend Builder ETF	$115,354	($96,939)	$18,415
Smart Transportation & Technology ETF	$97,432	($28,558)	$68,874
Sustainable Energy II ETF	$38,021	($98,719)	-

Fiscal year ended December 31, 2020:	Gross Advisory Fee	Expenses Reimbursed	Net Advisory Fees Paid
Advertising & Marketing Technology ETF(1)	$5	($5,587)	-
Asia Pacific Dividend Builder ETF	$76,292	($143,941)	-
Dividend Builder ETF	$71,518	($139,792)	-
Smart Transportation & Technology ETF	$20,035	($24,589)	-
Sustainable Energy II ETF(2)	$480	($18,391)	-

(1)	Fund commenced operations on December 31, 2020.

(2)	Fund commenced operations on November 11, 2020.

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The Agreement with respect to each Fund was approved by the Board at meetings of the Board held as follows:

Fund	Agreement last approved
Advertising & Marketing Technology ETF	December 7, 2020
Asia Pacific Dividend Builder ETF	May 14, 2020
Dividend Builder ETF	May 14, 2020
Smart Transportation & Technology ETF	February 11, 2019
Sustainable Energy II ETF	October 12, 2020

For each Fund, the ELA was approved by the Board at the same meetings. The ELA for each Fund continues in effect for the following periods, and is renewable.

Fund	Expense limitation agreement extends through:
Advertising & Marketing Technology ETF	June 30, 2026
Asia Pacific Dividend Builder ETF	June 30, 2026
Dividend Builder ETF	June 30, 2026
Smart Transportation & Technology ETF	June 30, 2026
Sustainable Energy II ETF	June 30, 2026

For each Fund, a discussion regarding the basis for the Board’s approval of the Agreement will be presented in the first annual or semi-annual shareholder report following commencement of operations.

The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend a specific Fund over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the names “SmartETFs” or “Guinness Atkinson™” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the names “SmartETFs” or “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “SmartETFs” or “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

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PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2022:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Adviser
Edmund Harriss	0	$0	5	$238	0	$0
Matthew Page, CFA	0	$0	4	$4,316	0	$0
Jonathan Waghorn	0	$0	6	$1,735	0	$0
Ian Mortimer, CFA	0	$0	4	$4,316	0	$0
Will Riley	0	$0	7	$1,747	0	$0
Mark Hammonds	0	$0	4	$228	0	$0
Sagar Thanki	0	$0	2	$15	0	0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Adviser
Edmund Harriss	0	$0	0	$0	0	$0
Matthew Page, CFA	0	$0	0	$0	0	$0
Jonathan Waghorn	0	$0	0	$0	0	$0
Ian Mortimer, CFA	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0
Mark Hammonds	0	$0	0	$0	0	$0
Sagar Thanki	0	$0	0	$0	0	$0

For Advertising & Marketing Technology ETF, Smart Transportation & Technology ETF and Sustainable Energy ETF only:

Penserra serves as Sub-Adviser to three of the Funds. The following table shows information regarding other accounts managed by each Portfolio Manager of the Sub-adviser as of December 31, 2022:

	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Sub-Adviser
Dustin Lewellyn	39	$5.80	0	$0	0	$0
Ernesto Tong	39	$5.80	0	$0	0	$0
Anand Desai	39	$5.80	0	$0	0	$0

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The following table shows accounts with advisory fees based on performance to which the portfolio managers of the sub-adviser render services.

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Sub-Adviser
Dustin Lewellyn	0	$0	0	$0	0	$0
Ernesto Tong	0	$0	0	$0	0	$0
Anand Desai	0	$0	0	$0	0	$0

Dustin Lewellyn, Ernesto Tong and Anand Desai, portfolio managers of the Sub-Adviser, serve as portfolio managers to a number of other investment companies including other exchange traded funds.

Fund Ownership

Each portfolio manager is a U.K. resident; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective. As of the date of this SAI, none of the portfolio managers of the Adviser or the Sub-Adviser own shares of the Funds or of other Funds in the Guinness Atkinson™ or SmartETFs fund complexes.

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

The portfolio managers of the Sub-Adviser also have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. With respect to securities transactions for the Funds, the Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a Fund and other accounts, orders are placed at the same time. The Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Compensation of Portfolio Managers

Adviser

Dr. Ian Mortimer and Mr. Page are employed by the adviser and are remunerated with a fixed annual salary and a variable bonus that is based in part upon the value of the assets under management to which they provide investment advice. Messrs. Hammonds, Harriss, Thanki, Riley and Waghorn are employed by the Adviser and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

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Advertising & Marketing Technology ETF, Smart Transportation & Technology ETF and Sustainable Energy ETF only:

Sub-adviser

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

THE ADMINISTRATOR

Mutual Fund Administration LLC (“MFAC”) serves as the Funds’ Administrator under an Administration Agreement. As compensation for their services, the Funds pay the Administrator an administration fee, payable monthly, based on the Fund’s average daily net assets.

Administration fees paid by the Funds for the last three fiscal years were as follows:

	2022	2021	2020
Advertising & Marketing Technology ETF	$831	$1,204	$0
Asia Pacific Dividend Builder Fund ETF(1)	$1,759	$1,799	$4,348
Dividend Builder Fund ETF(1)	$10,598	$11,154	$9,059
Smart Transportation & Technology ETF	$0	$0	$0
Sustainable Energy II ETF	$2,492	$2,203	$33
(1)	Amounts shown represent fees paid during the time when the ETF was operated as a mutual fund. Each fund converted to an ETF on March 26, 2020.

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Finance Group, LLC (dba ACA Group), located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds have adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds do not make separate payments as a result of the Distribution Plan to the Adviser, the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to the Adviser. To the extent that any payments made by a Fund to the Adviser, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

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The Plan was approved by the Board, including all of the “Qualified Trustees” (the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the operation of the Plan, the Adviser will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of the Independent Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of a Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund(s) over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability. Each Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

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Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Order System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of each Fund are represented by global securities registered in the name of DTC or its nominees and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under the existing industry practice, in the event the Trust requests any rights as a holder of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged with respect to the Trust through the Trust’s Transfer Agent, a listing of shareholdings of each DTC Participant holding Fund shares. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant with copies of such notice, statement or other communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Distribution of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

SHAREHOLDER REPORTS

For each Fund, Shareholders will receive reports semi-annually showing the Fund’s investments and other information. In addition, shareholders will receive annual financial statements audited by the Fund’s independent accountants.

FINANCIAL STATEMENTS

For each Fund, the financial statements of the Fund as of and for the year ended December 31, 2022, are incorporated by reference to such Funds’ 2022 Annual Report filed with the SEC on March 10, 2023. Such report is incorporated herein by reference in reliance upon such report of Tait, Weller & Baker, LLP, an independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to a Fund’s portfolio securities. Guinness Atkinson has engaged Glass Lewis to provide proxy voting services for clients over which Guinness Atkinson exercises proxy voting authority. Guinness Atkinson has adopted standard proxy voting guidelines, which are applied by Glass Lewis to Guinness Atkinson proxy votes, absent instruction from Guinness Atkinson to the contrary. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements were received with respect to a Fund’s investments, the following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Trust to any other entity or interested party. Each portfolio manager votes proxies for the Funds they serve and all proxies are voted on a case by case basis; votes may vary with respect to the same issuer. With respect to voting proxies for the Funds, the Adviser will use the following guidelines for each of the following four categories of issues:

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Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

●	Approval of auditors
●	Election of directors
●	Indemnification provisions for directors
●	Liability limitations of directors
●	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Trust. Non-routine matters include:

●	Mergers and acquisitions
●	Restructuring
●	Re-incorporation
●	Changes in capitalization
●	Increase in number of directors
●	Increase in preferred stock
●	Increase in common stock
●	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

●	Poison pills
●	Golden parachutes
●	Greenmail
●	Supermajority voting
●	Dual class voting
●	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

●	Annual election of directors
●	Anti-poison pill
●	Anti-greenmail
●	Confidential voting
●	Cumulative voting

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Proxy voting will be determined by Guinness Atkinson™. Issues not covered by these guidelines will be discussed with the Board. If the Adviser determines that the cost of effectuating a proxy vote exceeds the value of the proxy vote on the client’s account, as determined by the portfolio manager, the proxy may not be voted. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

Proxies voted on behalf of other clients of the Adviser or its affiliates may be voted differently, based on client interests.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Funds’ administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

American Stock Transfer (for Asia Pacific Dividend Builder ETF and Dividend Builder ETF only), located at 6201 15th Avenue, Brooklyn, NY 11219 also serves as the Funds’ transfer agent for certain shareholders of the predecessor mutual fund in connection with the conversion transaction that occurred on March 26, 2020.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel.  Seward & Kissel, LLP, with a main office at One Battery Park Plaza, New York, NY 10004, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. Tait, Weller & Baker, LLC, located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102-2529, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owner, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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